UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-6490

                    Dreyfus Premier International Funds, Inc.
                (Exact name of Registrant as specified in charter)


                           c/o The Dreyfus Corporation
                                 200 Park Avenue
                             New York, New York 10166
               (Address of principal executive offices) (Zip code)

                               Mark N. Jacobs, Esq.
                                 200 Park Avenue
                             New York, New York 10166
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  (212) 922-6000

Date of fiscal year end:  10/31


Date of reporting period: 10/31/03



     FORM N-CSR

ITEM 1.      REPORTS TO STOCKHOLDERS.

      Dreyfus Premier
      Japan Fund

      ANNUAL REPORT October 31, 2003


      YOU, YOUR ADVISOR AND
      DREYFUS
      A MELLON FINANCIAL COMPANY(SM)

The views expressed in this report are through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            15   Financial Highlights

                            20   Notes to Financial Statements

                            27   Report of Independent Auditors

                            28   Board Members Information

                            30   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                                     Japan Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier Japan Fund covers the 12-month period from November 1, 2002, through October 31, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Miki Sugimoto.

Recent estimates of greater than expected U.S. Gross Domestic Product annualized growth during the third quarter of 2003 suggest that the economy has started to turn the corner. Tax cuts and low mortgage rates have put cash in consumers' pockets, and corporations have begun to increase spending and investment. As U.S. growth has strengthened, so have the prospects for many international economies. As a result, stock markets throughout the world rallied over the reporting period, posting gains in virtually every geographical region and capitalization range.

We have seen strong quarters before, only to be disappointed when growth proved unsustainable. Based on recent data, we are cautiously optimistic about the current economic environment. As always, we urge you to speak regularly with your financial advisor, who may be in the best position to suggest investments that are right for your current needs, future goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,



/S/STEPHEN E. CANTER
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 17, 2003




DISCUSSION OF FUND PERFORMANCE

Miki Sugimoto, Portfolio Manager

HOW DID DREYFUS PREMIER JAPAN FUND PERFORM RELATIVE TO ITS BENCHMARK?

For the 12-month period ended October 31, 2003, the fund produced total returns of 40.52% for Class A shares, 39.35% for Class B shares, 39.20% for Class C shares, 40.80% for Class R shares and 39.94% for Class T shares.(1) This compares with a total return of 32.94% produced by the fund's benchmark, the Morgan Stanley Capital International MSCI Japan Index, over the same period.(2) The Lipper Japanese Funds category, the category in which the fund is reported, achieved a category average of 33.74% for the reporting period.(3)

Increasing investor confidence in the wake of military action in Iraq, together with encouraging signs of renewed economic growth in much of the world, drove stock markets in Japan and elsewhere sharply higher during the spring and summer of 2003. The fund outperformed its benchmark primarily by increasing its exposure to individual stocks we believed to be oversold in a variety of industry groups. Such stocks were among the greatest beneficiaries of the market' s rebound. The fund's returns were negatively influenced by short-term cash flows in and out of the fund.

WHAT IS THE FUND'S INVESTMENT APPROACH?

The fund seeks long-term capital growth. To pursue this goal, the fund normally invests at least 80% of its assets in stocks of Japanese companies. The fund's investments may include common stocks, preferred stocks and convertible securities, including those purchased in initial public offerings.

In  choosing  stocks, the portfolio manager identifies and forecasts: key trends in economic variables, such as gross domestic product, inflation and interest rates; investment themes, such as the impact of new technologies and the globalization of industries and brands; relative values of equity securities, bonds and cash; company fundamentals; and long-term trends in currency movements.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Within markets and sectors determined to be relatively attractive, the portfolio manager seeks what are believed to be attractively priced companies that possess a sustainable competitive advantage in their market or sector. The portfolio manager generally will sell securities when themes or strategies change or when the portfolio manager determines that a company's prospects have changed or that its stock is fully valued by the market.

Many of the securities in which the fund invests are denominated in yen. To protect the fund against potential depreciation of the yen versus the U.S. dollar, the fund manager may, at times, engage in currency hedging.

WHAT OTHER FACTORS INFLUENCED THE FUND'S PERFORMANCE?

From the beginning of the reporting period through mid-March 2003, the Japanese economy remained mired in recession, driving most stocks lower. Although the fund lost ground along with the overall market, particularly due to poor performance among diversified, large-cap holdings, we offset some of those losses by emphasizing a variety of other areas. These included dividend-yielding stocks such as Chubu Electric Power and Japan Retail Fund Investment; companies with exposure to the fast-growing Chinese market such as shipper Nippon Yusen Kabushiki Kaisha; and technology companies such as KONICA MINOLTA HOLDINGS.

As more encouraging geopolitical and economic events began to unfold on the global and domestic scene in March and April 2003, we shifted some of the fund's assets into more aggressive stocks. We sold some of the fund's high-yield and defensive holdings, and we added cyclical stocks such as computer gaming companies CAPCOM and NAMCO and steel producer JFE Holdings that we regarded as attractively valued. These investments performed strongly during the second half of the reporting period. In mid-May, after the Japanese government pledged an injection of liquidity for troubled Japanese banks, the fund also added to its holdings in the hard-hit financial area. Top performers in the financials group
included    Sumitomo    Mitsui    Financial    Group   and   Tokyo   Tatemono.

Although many of the fund's holdings outperformed the market during the second half of the reporting period, a few lagged slightly behind the benchmark's return. In particular, stocks of financial companies with significant consumer finance exposure, such as ACOM, were held back by weak job growth.

WHAT IS THE FUND'S CURRENT STRATEGY?

We continue to search for stocks in the overlooked area potentially providing attractive valuation and investment opportunity. It must be acknowledged that it is getting more difficult to find such investment opportunity as the market has risen significantly this year. As the Japanese government is leaning towards fiscal tightening, Japan will have to depend even more on external growth. At present, the sector, which had underperformed the market over the last year, is either in the defensive or blue-chip exports area, which are two areas where we have relatively small investments at present. While we do not find all stocks in the pharmaceutical category attractive, selective stocks such as Eisai, a fund holding, and blue-chip exporters such as BRIDGESTONE and Nintendo are looking attractive. While the U.S. dollar may continue to weaken over the longer term, the consensus for a weaker dollar in the near term has reached such a level that a sharp reversal may be possible if the expectation for the U.S. short-term interest rate changes. We are cautiously increasing exposure in these overlooked stocks.

November 17, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH OCTOBER 31, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

() SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN JAPANESE COMPANIES INCLUDE EXPOSURE TO CURRENCY FLUCTUATIONS, LESS LIQUIDITY, LESS DEVELOPED OR LESS EFFICIENT TRADING MARKETS, A LACK OF COMPREHENSIVE COMPANY INFORMATION,
     POLITICAL INSTABILITY AND DIFFERING AUDITING AND LEGAL STANDARDS. THE FUND'S CONCENTRATION IN JAPANESE SECURITIES SHOULD CAUSE THE FUND'S PERFORMANCE TO BE MORE VOLATILE THAN THAT OF MORE GEOGRAPHICALLY DIVERSIFIED FUNDS.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL
     INTERNATIONAL (MSCI) JAPAN INDEX IS A MARKET CAPITALIZATION INDEX OF JAPANESE COMPANIES BASED ON MSCI-SELECTED CRITERIA.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Japan Fund Class A shares, Class B shares, Class C shares, Class R shares and Class T shares and the Morgan Stanley Capital International Japan Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN EACH OF THE CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES OF DREYFUS PREMIER JAPAN FUND ON 12/15/99 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE MORGAN STANLEY CAPITAL INTERNATIONAL JAPAN INDEX (THE "INDEX") ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 11/30/99 IS USED AS THE BEGINNING VALUE ON 12/15/99. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGES ON CLASS A AND CLASS T SHARES, THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE ON CLASS B SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES ON ALL CLASSES. THE INDEX IS A MARKET CAPITALIZATION INDEX OF JAPANESE COMPANIES INTENDED TO REPLICATE THE INDUSTRY COMPOSITION OF THE LOCAL MARKET. THE MSCI SELECTED STOCKS INCLUDE A REPRESENTATIVE SAMPLING OF LARGE, MEDIUM AND SMALL CAPITALIZATION-WEIGHTED STOCKS, TAKING EACH STOCK'S LIQUIDITY INTO ACCOUNT. THE INDEX INCLUDES NET DIVIDENDS REINVESTED AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT



Average Annual Total Returns AS OF 10/31/03


                                                                       Inception                                       From
                                                                         Date                   1 Year               Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (5.75%)                                         12/15/99               32.47%              (7.22)%
WITHOUT SALES CHARGE                                                      12/15/99               40.52%              (5.79)%

CLASS B SHARES
WITH APPLICABLE REDEMPTIONCHARGE ((+))                                    12/15/99               35.35%              (7.24)%
WITHOUT REDEMPTION                                                        12/15/99               39.35%              (6.52)%

CLASS C SHARES
WITH APPLICABLE REDEMPTIONCHARGE ((+)(+))                                 12/15/99               38.20%              (6.55)%
WITHOUT REDEMPTION                                                        12/15/99               39.20%              (6.55)%

CLASS R SHARES                                                            12/15/99               40.80%              (5.57)%

CLASS T SHARES
WITH APPLICABLE SALES CHARGE (4.5%)                                       12/15/99               33.70%              (7.18)%
WITHOUT SALES CHARGE                                                      12/15/99               39.94%              (6.07)%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE
SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A
SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

((+))    THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%.
         AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
         FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                                                                     The Fund



STATEMENT OF INVESTMENTS

October 31, 2003


COMMON STOCKS--91.3%                                                                             Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BASIC MATERIALS--10.1%

Chugoku Marine Paints                                                                            38,000                  173,716

JFE Holdings                                                                                      4,700                  120,031

KANEKA                                                                                           17,000                  132,409

KONICA MINOLTA HOLDINGS                                                                          10,500                  137,894

Shin-Etsu Chemical                                                                                3,400                  126,384

Showa Denko                                                                                      73,000                  141,316

                                                                                                                         831,750

CAPITAL GOODS--1.5%

Kurita Water Industries                                                                          10,000                  121,240

COMMUNICATIONS--9.4%

CAPCOM                                                                                           11,900                  153,576

FUJI SOFT ABC                                                                                     4,900                  148,296

JAPAN TELECOM HOLDINGS                                                                               31                   92,693

KONAMI                                                                                            4,200                  127,874

NIPPON TELEGRAPH AND TELEPHONE                                                                       31                  138,335

NTT DoCoMo                                                                                           53                  114,641

                                                                                                                         775,415

CONSTRUCTION/PROPERTY--13.1%

Daiwa House Industry                                                                             17,000                  183,241

JGC                                                                                              14,000                  120,240

Japan Retail Fund Investment                                                                         28                  163,628

KAJIMA                                                                                           28,000                  104,844

KYOWA EXEO                                                                                       28,000                  170,245

Tokyo Tatemono                                                                                   44,000                  180,751

Tostem Inax Holding                                                                               9,000                  160,238

                                                                                                                       1,083,187

CONSUMER STAPLES--13.1%

BANDAI                                                                                            4,600                  122,076

BANDAI (When Issued)                                                                              2,200  (a)              58,384

BRIDGESTONE                                                                                       7,000                   91,611

FAST RETAILING                                                                                    3,100                  188,203

HANKYU DEPARTMENT STORES                                                                         20,000                  146,324

LAWSON                                                                                            3,800                  145,051


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES (CONTINUED)

NISSAN MOTOR                                                                                     13,200                  147,800

YAMAHA                                                                                            9,200                  185,204

                                                                                                                       1,084,653

FINANCIAL--14.3%

ACOM                                                                                              3,350                  149,796

Japan Asia Investment                                                                            31,000  (b)             101,427

LOPRO                                                                                            22,300  (a)             113,091

MATSUI SECURITIES                                                                                 6,600                  158,357

Mitsubishi Tokyo Financial                                                                           17                  122,058

NIF Ventures                                                                                         37  (a)              85,413

Promise                                                                                           2,200                   98,773

Sumitomo Mitsui Financial Group                                                                      38                  190,984

UFJ Holdings                                                                                         38  (a)             162,319

                                                                                                                       1,182,218

PHARMACEUTICAL--4.2%

Eisai                                                                                             7,700                  180,551

TERUMO                                                                                            8,900                  169,054

                                                                                                                         349,605

SERVICES--15.2%

Aoi Advertising Promotion                                                                           300                    1,936

DAIICHIKOSHO                                                                                      3,400                  180,769

DOSHISHA                                                                                          7,300                  160,556

KURODA ELECTRIC                                                                                   4,700                  148,223

MITSUI & CO.                                                                                     20,000                  145,415

Mitsubishi                                                                                       17,000                  176,288

NAMCO                                                                                             6,100                  167,982

NICHII GAKKAN                                                                                         3                      163

RESORTTRUST                                                                                       5,300                  120,903

SOHGO SECURITY SERVICES                                                                          11,200                  154,314

                                                                                                                       1,256,549

TECHNOLOGY--8.9%

ALPS ELECTRIC                                                                                    10,000                  167,500

CANON                                                                                             2,000                   96,701

                                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY (CONTINUED)

Hitachi                                                                                          29,000                  170,263

Hitachi Kokusai Electric                                                                         20,000                  135,236

Matsushita Electric Works                                                                        10,000                   75,070

OLYMPUS                                                                                           4,000                   87,612

                                                                                                                         732,382

TRANSPORTATION--1.5%

Nippon Yusen Kabushiki Kaisha                                                                    30,000                  127,602

TOTAL COMMON STOCKS

   (cost $6,066,913)                                                                                                   7,544,601
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT OF CASH COLLATERAL
   FOR SECURITIES LOANED--1.0%
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANY;

Dreyfus Institutional Preferred Money Market Fund
   (cost $80,500)                                                                                80,500                   80,500
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $6,147,413)                                                               92.3%                7,625,101

CASH AND RECEIVABLES (NET)                                                                         7.7%                  635,744

NET ASSETS                                                                                       100.0%                8,260,845

(A) NON-INCOME PRODUCING.

(B)  A PORTION OF THIS  SECURITY  IS ON LOAN.  AT OCTOBER  31,  2003,  THE TOTAL
     MARKET VALUE OF THE FUND'S SECURITY ON LOAN IS $77,280 AND THE TOTAL MARKET
     VALUE OF THE COLLATERAL HELD BY THE FUND IS $80,500.



SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

October 31, 2003

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments

   (including securities on loan
        valued at $77,280)--Note 1(c)                    6,147,413     7,625,101

Cash                                                                  1,309,596

Cash denominated in foreign currencies                     92,763        91,567

Receivable for shares of Common Stock subscribed                         53,188

Dividends receivable                                                     22,000

Prepaid expenses                                                         31,383

                                                                      9,132,835
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            11,734

Payable for investment securities purchased                             706,229

Payable for shares of Common Stock redeemed                              38,390

Liability for securities on loan--Note 1(c)                              80,500

Net unrealized depreciation on forward

  currency exchange contracts--Note 4                                     5,831

Accrued expenses                                                         29,306

                                                                        871,990
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        8,260,845
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       7,699,413

Accumulated distributions in excess of investment income--net          (16,166)

Accumulated net realized gain (loss) on investments                   (901,823)

Accumulated net unrealized appreciation (depreciation)

  on investments and foreign currency transactions                    1,479,421
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        8,260,845

NET ASSET VALUE PER SHARE


                                                  Class A          Class B            Class C          Class R              Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                  2,379,531          977,951           1,831,209          438,914           2,633,240

Shares Outstanding                                244,997          103,823             194,531           44,795             274,174
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                                     9.71             9.42                9.41             9.80                9.60

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                      The Fund


STATEMENT OF OPERATIONS

Year Ended October 31, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $3,920 foreign taxes withheld at source)         34,256

Interest                                                                 1,636

Income on securities lending                                                78

TOTAL INCOME                                                            35,970

EXPENSES:

Investment advisory fee--Note 3(a)                                      30,363

Registration fees                                                       49,430

Custodian fees                                                          14,535

Prospectus and shareholders' reports                                    13,900

Professional fees                                                       13,083

Shareholder servicing costs--Note 3(c)                                  12,957

Distribution fees--Note 3(b)                                             8,982

Directors' fees and expenses--Note 3(d)                                  1,015

Miscellaneous                                                            6,264

TOTAL EXPENSES                                                         150,529

Less--expense reimbursement from The Dreyfus
  Corporation due to undertaking--Note 3(a)                           (73,967)

NET EXPENSES                                                            76,562

INVESTMENT (LOSS)--NET                                                (40,592)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                         (142,873)

Net realized gain (loss) on forward currency exchange contracts          (717)

NET REALIZED (LOSS)                                                  (143,590)

Net unrealized appreciation (depreciation) on
  investments and foreign currency transactions                      1,724,017

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               1,580,427

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 1,539,835

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                               ---------------------------------

                                                     2003                 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)--net                           (40,592)             (26,568)

Net realized gain (loss) on investments         (143,590)            (319,485)

Net unrealized appreciation
   (depreciation) on investments               1,724,017              (35,014)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   1,539,835             (381,067)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  4,640,006          2,267,698

Class B shares                                    974,800             57,782

Class C shares                                  3,924,741          1,422,768

Class R shares                                    437,788            363,625

Class T shares                                  3,483,861                445

Cost of shares redeemed:

Class A shares                                (3,633,291)          (1,578,817)

Class B shares                                  (379,339)             (28,573)

Class C shares                                (2,690,403)          (1,286,710)

Class R shares                                  (394,118)            (336,434)

Class T shares                                (1,715,499)                   --

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             4,648,546              881,784

TOTAL INCREASE (DECREASE) IN NET ASSETS        6,188,381              500,717
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                             2,072,464            1,571,747

END OF PERIOD                                   8,260,845            2,072,464

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                     Year Ended October 31,
                                                --------------------------------

                                                     2003                2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A

Shares sold                                       631,767             308,227

Shares redeemed                                 (528,238)            (208,659)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     103,529               99,568
--------------------------------------------------------------------------------

CLASS B

Shares sold                                       121,984               7,472

Shares redeemed                                  (55,500)              (3,973)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      66,484                3,499
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       509,270             187,458

Shares redeemed                                 (364,739)            (170,420)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     144,531              17,038
--------------------------------------------------------------------------------

CLASS R

Shares sold                                        56,114              48,497

Shares redeemed                                  (51,492)             (44,212)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       4,622                4,285
--------------------------------------------------------------------------------

CLASS T

Shares sold                                       430,468                  64

Shares redeemed                                 (189,040)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     241,428                   64

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                             Year Ended October 31,
                                                                     --------------------------------------------------------------

CLASS A SHARES                                                       2003             2002             2001          2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                 6.91             8.91            12.35            12.50

Investment Operations:

Investment (loss)--net(b)                                            (.08)            (.09)            (.16)            (.17)

Net realized and unrealized
   gain (loss) on investments                                        2.88            (1.91)           (3.03)             .02

Total from Investment Operations                                     2.80            (2.00)           (3.19)            (.15)

Distributions:

Dividends from net realized
   gain on investments                                                 --               --             (.25)               --

Net asset value, end of period                                       9.71             6.91             8.91             12.35
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                 40.52           (22.53)          (26.30)            (1.12)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                              2.25             2.25             2.25              2.00(d)

Ratio of net investment (loss)

   to average net assets                                            (1.07)           (1.27)           (1.53)            (1.24)(d)

Decrease reflected in above expense
   ratios due to undertakings
   by The Dreyfus Corporation                                        2.87             5.24             3.07              5.48(d)

Portfolio Turnover Rate                                            167.13           218.85           207.26            327.77(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                               2,380             977               373              507

(A) FROM DECEMBER 15, 1999 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                     The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                           Year Ended October 31,
                                                                     --------------------------------------------------------------

CLASS B SHARES                                                       2003             2002             2001         2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                 6.76             8.79            12.27            12.50

Investment Operations:

Investment (loss)--net(b)                                            (.13)            (.17)            (.23)            (.26)

Net realized and unrealized
   gain (loss) on investments                                        2.79            (1.86)           (3.00)             .03

Total from Investment Operations                                     2.66            (2.03)           (3.23)            (.23)

Distributions:

Dividends from net realized
   gain on investments                                                 --               --             (.25)              --

Net asset value, end of period                                       9.42             6.76             8.79            12.27
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                 39.35           (23.18)          (26.74)           (1.84)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                              3.00             3.00             3.00             2.64(d)

Ratio of net investment (loss)

   to average net assets                                            (1.81)           (2.18)           (2.27)           (1.88)(d)

Decrease reflected in above expense
   ratios due to undertakings
   by The Dreyfus Corporation                                        2.75             5.02             3.07             5.59(d)

Portfolio Turnover Rate                                            167.13           218.85           207.26           327.77(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                 978              252              297              404

(A) FROM DECEMBER 15, 1999 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                           Year Ended October 31,
                                                                     ---------------------------------------------------------------

CLASS C SHARES                                                       2003             2002             2001         2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                 6.76             8.79            12.27            12.50

Investment Operations:

Investment (loss)--net(b)                                            (.13)            (.17)            (.23)            (.26)

Net realized and unrealized
   gain (loss) on investments                                        2.78            (1.86)           (3.00)             .03

Total from Investment Operations                                     2.65            (2.03)           (3.23)            (.23)

Distributions:

Dividends from net realized
   gain on investments                                                 --               --             (.25)              --

Net asset value, end of period                                       9.41             6.76             8.79            12.27
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                 39.20           (23.18)          (26.74)           (1.84)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                              3.00             3.00             3.00             2.64(d)

Ratio of net investment (loss)

   to average net assets                                            (1.82)           (2.21)           (2.27)           (1.88)(d)

Decrease reflected in above expense
   ratios due to undertakings
   by The Dreyfus Corporation                                        2.49             4.96             3.07             5.58(d)

Portfolio Turnover Rate                                            167.13           218.85           207.26           327.77(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                               1,831              338              290              397

(A) FROM DECEMBER 15, 1999 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                          The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                          Year Ended October 31,
                                                                     --------------------------------------------------------------

CLASS R SHARES                                                       2003             2002             2001         2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                 6.96             8.96            12.38            12.50

Investment Operations:

Investment (loss)--net(b)                                            (.06)            (.10)            (.13)            (.14)

Net realized and unrealized
   gain (loss) on investments                                        2.90            (1.90)           (3.04)             .02

Total from Investment Operations                                     2.84            (2.00)           (3.17)            (.12)

Distributions:

Dividends from net realized
   gain on investments                                                 --                --            (.25)              --

Net asset value, end of period                                       9.80             6.96             8.96            12.38
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                    40.80           (22.41)          (26.01)            (.96)(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                              2.00             2.00             2.00             1.75(c)

Ratio of net investment (loss)

   to average net assets                                             (.83)           (1.18)           (1.27)            (.99)(c)

Decrease reflected in above expense
   ratios due to undertakings
   by The Dreyfus Corporation                                        3.25             5.08             3.07             5.56(c)

Portfolio Turnover Rate                                            167.13           218.85           207.26           327.77(c)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                 439             280               321              435

(A) FROM DECEMBER 15, 1999 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                            Year Ended October 31,
                                                                     --------------------------------------------------------------

CLASS T SHARES                                                       2003             2002             2001         2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                 6.86             8.87            12.33            12.50

Investment Operations:

Investment (loss)--net(b)                                            (.12)            (.13)            (.18)            (.19)

Net realized and unrealized
   gain (loss) on investments                                        2.86            (1.88)           (3.03)             .02

Total from Investment Operations                                     2.74            (2.01)           (3.21)            (.17)

Distributions:

Dividends from net realized
   gain on investments                                                 --                --            (.25)              --

Net asset value, end of period                                       9.60              6.86            8.87            12.33
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                 39.94            (22.75)         (26.45)           (1.36)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                              2.50              2.50            2.50             2.18(d)

Ratio of net investment (loss)

   to average net assets                                            (1.31)            (1.68)          (1.77)           (1.42)(d)

Decrease reflected in above expense
   ratios due to undertakings
   by The Dreyfus Corporation                                        1.69              5.05            3.07             5.57(d)

Portfolio Turnover Rate                                            167.13            218.85          207.26           327.77(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                               2,633               225             290              395

(A) FROM DECEMBER 15, 1999 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Dreyfus Premier Japan Fund (the "fund") is a separate diversified series of Dreyfus Premier International Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering four series including the fund. The fund's investment objective is long-term capital growth. The Dreyfus Corporation ("Dreyfus") serves as the fund's investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Newton Capital Management Limited ("Newton") serves as the fund's sub-investment adviser. Newton is also a wholly-owned subsidiary of Mellon, and an affiliate of Dreyfus.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund's shares. The fund is authorized to issue 200 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (" CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

As of October 31, 2003, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held the following shares of the fund:

                Class A...... 32,680      Class R.....  32,678

                Class B...... 32,685      Class T.......32,682

                Class C...... 32,685


The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Effective April 14, 2003, the fund began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the

                                                                The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $1,636 during the period ended October 31, 2003 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund may lend securities to qualified institutions. At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager as shown in the fund's Statement of Investments. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net real ized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At October 31, 2003, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $824,602 and unrealized appreciation $1,386,034.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to October 31, 2003. If not applied, $379,395 of the carryover expires in fiscal 2009, $322,816 expires in fiscal 2010 and $122,391 expires in fiscal 2011.

During the period ended October 31, 2003, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $24,426, decreased net realized gain (loss) on investments by $25,964 and increased paid-in capital by $1,538. Net assets were not affected by this reclassification.

NOTE 2--BANK LINE OF CREDIT:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2003, the fund did not borrow under the line of credit.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3--INVESTMENT ADVISORY FEE, SUB-INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(a) Pursuant to an Investment Advisory Agreement ("Agreement") with Dreyfus, the investment advisory fee is computed at the annual rate of 1% of the value of the fund' s average daily net assets and is payable monthly. Dreyfus has undertaken from November 1, 2002 through October 31, 2004, that, if the fund's aggregate expenses, exclusive of taxes, brokerage commissions, interest on borrowings, Rule 12b-1 distribution plan fees, shareholder services plan fees and extraordinary expenses, exceed an annual rate of 2% of the value of the fund's average daily net assets the fund may deduct from the payment to be made to Dreyfus under the Agreement, or Dreyfus will bear, such excess expense. The expense reimbursement, pursuant to the undertaking, amounted to $73,967 during the period ended October 31, 2003.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Newton, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the fund's average daily net assets, computed at the following annual rates:

          Average Net Assets

          0 to $100 million. . . . . . . . . . . . . . . . .      .35 of 1%

          $100 million to $1 billion . . . . . . . . . . . .      .30 of 1%

          $1 billion to $1.5 billion . . . . . . . . . . . .      .26 of 1%

          In excess of $1.5 billion. . . . . . . . . . . . .      .20 of 1%

During the period ended October 31, 2003, the Distributor retained $2,742 and $39 from commissions earned on sales of the fund's Class A and Class T shares, respectively, and $318 and $2,138 from contingent deferred sales charges on redemptions of the fund's Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and

..25 of 1% of the average daily net assets of Class T shares. During the period ended October 31, 2003, Class B, Class C and Class T shares were charged $2,523, $3,941 and $2,518, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A, Class B, Class C and Class T shares and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2003, Class A, Class B, Class C and Class T shares were charged $2,181, $841, $1,314 and $2,518, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2003, the fund was charged $2,154 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended October 31, 2003, amounted to $9,069,293 and $4,686,221, respectively.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on

                                                                The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at October 31, 2003:

                                                      Foreign
Forward Currency                                     Currency                                                          Unrealized
  Exchange Contracts                                  Amounts            Cost ($)            Value ($)          (Depreciation) ($)
------------------------------------------------------------------------------------------------------------------------------------

PURCHASES:

Japanese Yen,
    expiring 11/6/2003                              67,631,258           620,493              614,662                      (5,831)



At October 31, 2003, the cost of investments for federal income tax purposes was $6,246,631; accordingly, accumulated net unrealized appreciation on investments was $1,378,470, consisting of $1,538,392 gross unrealized appreciation and $159,922 gross unrealized depreciation.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Premier Japan Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Japan Fund (one of the funds comprising Dreyfus Premier International Funds, Inc.) as of October 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2003 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Japan Fund at October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

                                                        [ERNST & YOUNG LLP
                                                        SIGNATURE LOGO]

New York, New York

December 15, 2003

                                                             The Fund


BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (60)

CHAIRMAN OF THE BOARD (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

GORDON J. DAVIS (62)

BOARD MEMBER (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Partner in the law firm of LeBoeuf, Lamb, Greene & MacRae LLP

* President, Lincoln Center for the Performing Arts, Inc. (2001)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Consolidated Edison, Inc., a utility company, Director

* Phoenix Companies Inc., a life insurance company, Director

* Board Member/Trustee for several not-for-profit groups

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 26

                              --------------

DAVID P. FELDMAN (63)

BOARD MEMBER (1991)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* BBH Mutual Funds Group (11 Funds), Director

* The Jeffrey Company, a private investment company, Director

* QMED, a medical device company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 53

                              --------------

LYNN MARTIN (63)

BOARD MEMBER (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Advisor to the international accounting firm of Deloitte & Touche, LLP and Chairperson to its Council for the Advancement of Women

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* SBC Communications, Inc., Director

* Ryder Systems, Inc., a supply chain and transportation management company, Director

* The Proctor & Gamble Co., a consumer company, Director

* Constellation Energy Group, Director

* Member of the Council of Foreign Relations

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 11


DANIEL ROSE (74)

BOARD MEMBER (1992)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman and Chief Executive Officer of Rose Associates, Inc., a New York based real estate development and management firm

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Baltic-American Enterprise Fund, Vice Chairman and Director

* Harlem Educational Activities Fund, Inc., Chairman

* Housing Committee of the Real Estate Board of New York, Inc., Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

PHILIP L. TOIA (70)

BOARD MEMBER (1997)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Retired

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 11

                              --------------

SANDER VANOCUR (75)

BOARD MEMBER (1992)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President, Old Owl Communications

NO.OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

ANNE WEXLER (73)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Wexler Group, consultants specializing in government relations and public affairs

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Wilshire Mutual Funds (5 Funds), Director

* Methanex Corporation, a methanol producing company, Director

* Member of the Council of Foreign Relations

* Member of the National Park Foundation

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 29

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

EUGENE MCCARTHY, EMERITUS BOARD MEMBER

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of Dreyfus, and an officer of 95 investment companies (comprised of 189 portfolios) managed by Dreyfus. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 58 years old and has been an employee of Dreyfus since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of Dreyfus, and an officer of 95 investment companies (comprised of 189 portfolios) managed by Dreyfus. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 50 years old and has been an employee of Dreyfus since January 2000. Prior to joining Dreyfus, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of Dreyfus, and an officer of 96 investment companies (comprised of 205 portfolios) managed by Dreyfus. He is 57 years old and has been an employee of Dreyfus since June 1977

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 198 portfolios) managed by Dreyfus. He is 43 years old and has been an employee of Dreyfus since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of Dreyfus, and an officer of 96 investment companies (comprised of 205 portfolios) managed by Dreyfus. He is 54 years old and has been an employee of Dreyfus since July 1980

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of Dreyfus, and an officer of 96 investment companies (comprised of 205 portfolios) managed by Dreyfus. He is 45 years old and has been an employee of Dreyfus since April 1985.

RICHARD CASSARO, ASSISTANT TREASURER SINCE AUGUST 2003.

     Senior Accounting Manager - Equity Funds of Dreyfus, and an officer of 25 investment companies (comprised of 105 portfolios) managed by Dreyfus. He is 44 years old and has been an employee of Dreyfus since September 1982.


ROBERT SVAGNA, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Equity Funds of Dreyfus, and an officer of 25 investment companies (comprised of 105 portfolios) managed by Dreyfus. He is 36 years old and has been an employee of Dreyfus since November 1990.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE MARCH 2001.

     Mutual Funds Tax Director of Dreyfus, and an officer of 96 investment companies (comprised of 205 portfolios) managed by Dreyfus. He is 49 years old and has been an employee of Dreyfus since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE OCTOBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 200 portfolios) managed by Dreyfus. He is 33 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.

                                                             The Fund

NOTES

                  For More Information

                        Dreyfus Premier
                        Japan Fund
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Sub-Investment Adviser
                        Newton Capital Management Limited

                        71 Queen Victoria Street
                        London, EC4V 4DR
                        England

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling the telephone number listed above, or by visiting the SEC's website at http://www.sec.gov

(c) 2003 Dreyfus Service Corporation                                  296AR1003



Comparison of change in value of $10,000 investment in Dreyfus Premier Japan Fund Class A shares, Class B shares,
Class C shares, Class R shares and Class T shares and the Morgan Stanley Capital International Japan Index

EXHIBIT A:

            Dreyfus       Dreyfus     Dreyfus     Dreyfus      Dreyfus       Morgan
            Premier       Premier     Premier     Premier      Premier       Stanley
              Japan        Japan       Japan        Japan       Japan       Capital
              Fund         Fund        Fund         Fund        Fund     International
 PERIOD     (Class A      (Class B    (Class C    (Class R     (Class T       Japan
             shares)      shares)     shares)      shares)     shares)       Index *

12/15/99     9,427        10,000      10,000       10,000       9,549        10,000
10/31/00     9,321         9,816       9,816       9,904        9,419        8,476
10/31/01     6,870         7,191       7,191       7,328        6,928        5,715
10/31/02     5,322         5,524       5,524       5,686        5,352        4,768
10/31/03     7,478         7,471       7,689       8,006        7,490        6,338




* Source: Lipper Inc.



      Dreyfus Premier
      Greater China Fund

      ANNUAL REPORT October 31, 2003

      YOU, YOUR ADVISOR AND
      DREYFUS
      A MELLON FINANCIAL COMPANY(SM)


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            14   Financial Highlights

                            19   Notes to Financial Statements

                            26   Report of Independent Auditors

                            27   Important Tax Information

                            28   Board Members Information

                            30   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                             Greater China Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier Greater China Fund covers the 12-month period from November 1, 2002, through October 31, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Adrian Au, who became the fund's primary portfolio manager on September 11, 2003.

Recent estimates of greater than expected U.S. Gross Domestic Product annualized growth during the third quarter of 2003 suggest that the economy has started to turn the corner. Tax cuts and low mortgage rates have put cash in consumers' pockets, and corporations have begun to increase spending and investment. As U.S. growth has strengthened, so have the prospects for many international economies. As a result, stock markets throughout the world rallied over the reporting period, posting gains in virtually every geographical region and capitalization range.

We have seen strong quarters before, only to be disappointed when growth proved unsustainable. Based on recent data, we are cautiously optimistic about the current economic environment. As always, we urge you to speak regularly with your financial advisor, who may be in the best position to suggest investments that are right for your current needs, future goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,



/S/STEPHEN E. CANTER
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 17, 2003




DISCUSSION OF FUND PERFORMANCE

Adrian Au, Portfolio Manager

HOW DID DREYFUS PREMIER GREATER CHINA FUND PERFORM RELATIVE TO ITS BENCHMARK?

For the 12-month period ended October 31, 2003, the fund's Class A, B, C, R and T shares produced total returns of 57.25%, 56.10%, 56.08%, 57.93% and 57.16%, respectively.(1) In contrast, the fund' s benchmark, the Hang Seng Index, produced a total return of 35.36% for the same period.(2) The fund's returns were achieved during market conditions that were favorable for stocks of companies in Greater China and that may not continue to occur. Pursuing these levels of return involves accepting increased risk of volatility. Further, the fund's concentration in the stocks of companies in the Greater China region will cause it to be subject to greater than average share price fluctuation.

China's stock market continued to benefit from one of the highest rates of economic growth of any major country. Stock prices also were buoyed by the containment of the Severe Acute Respiratory Syndrome ("SARS") epidemic. The fund' s relative performance benefited from its focus on smaller-cap stocks, which produced higher returns than the large-cap companies that are more heavily represented in the fund's benchmark.

WHAT IS THE FUND'S INVESTMENT APPROACH?

The fund normally invests at least 80% of its assets in stocks of companies that
(i) are principally traded in China, Hong Kong or Taiwan (Greater China), (ii) derive at least 50% of their revenues from Greater China, or (iii) have at least 50% of their assets in Greater China. The fund's investments may include common stocks, preferred stocks and convertible securities, including those purchased in initial public offerings. To determine where the fund will invest, the portfolio managers analyze several factors, including economic and political trends in Greater China; the current financial condition and future prospects of individual companies and sectors in the region; and the valuation of one market or company relative to that of another.

The portfolio managers seek companies with accelerated earnings outlooks and whose share prices appear to be reasonably valued relative to their growth potential. Characteristics of such companies include high-quality management with a commitment to increasing shareholder value, strong earnings momentum with consistent free cash flow gen

                                                                The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

eration, sound business fundamentals and long-term vision. Generally, the companies in which the fund invests are leaders in their respective industries, with strong recognition. Many of the securities in which the fund invests are denominated in foreign currencies. To protect the fund against potential depreciation of the region's currencies versus the U.S. dollar, the fund may engage in currency hedging.

WHAT OTHER FACTORS INFLUENCED THE FUND'S PERFORMANCE?

Emerging markets such as China posted strong results during the reporting period, as investors became less risk-averse in an improving global economy. In Asia, the SARS epidemic, which previously had depressed stock prices amid fears that it would spread uncontrollably, was effectively contained. Meanwhile, China's economy remained one of the fastest growing in the world, posting 7% to 8% annualized increases in Gross Domestic Product.

As a result of this strong growth in the Chinese economy, we focused on industries that we believed would benefit from robust domestic consumption, such as autos, banking, real estate and technology. In addition, a focus on smaller-cap stocks such as Optimax Technology, a Taiwanese manufacturer of liquid crystal display panels, helped boost the fund's relative performance. On the other hand, some of the fund's investments provided disappointing results during the reporting period. Uncertainty with respect to the SARS epidemic caused shares of Shangri-La Asia, an Asian hotel chain, to decline after occupancy fell sharply. We sold the stock because, at the time, we could not predict how long it would take for the epidemic to be contained.

We believe that China's stock market has benefited from greater confidence among global investors. As a result, Chinese companies in increasingly diverse industry sectors -- such as automobile manufacturing, insurance and retailing -- have offered shares, complementing those of traditional offerings in banking and telecommunications. No longer perceived as "boom and bust," we believe that investors' confidence in China' s stock market has increased as more people travel to China and witness firsthand the remarkable transformation of the economy, including the dramatic expansion of the middle class.

WHAT IS THE FUND'S CURRENT STRATEGY?

Ever mindful of the political risks associated with the delicate nature of U.S. and China trade relations, we reduced in the third quarter the fund's exposure to Chinese companies that perform manufacturing tasks for U.S. corporations. These stocks have performed very well, and have locked in profits, redeploying assets to companies that we believe will continue to benefit from strong domestic consumption.

In addition to the economic growth, we have seen structural changes take place in the relationship between China and Hong Kong, including new legislation lifting previous travel restrictions and employment barriers. In addition, we have maintained the fund' s focus on infrastructure stocks, such as utilities toll roads and energy companies, which we believe are likely to benefit from the rapid pace of industrialization.

With China's economy expanding quickly, some analysts have become concerned that the country may be overproducing goods and services that the population cannot absorb. Recognizing this possibility, China's central bank recently raised bank reserve requirements in an effort to tighten lending standards. We continue to believe that the rise of the middle class represents one of China's greatest long-term growth opportunities, which the government is not likely to curtail.

November 17, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH OCTOBER 31, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

     EMERGING MARKETS, SUCH AS THOSE OF CHINA AND TAIWAN, TEND TO BE MORE VOLATILE THAN THE MARKETS OF MORE MATURE ECONOMIES, AND GENERALLY HAVE LESS DIVERSE AND LESS MATURE ECONOMIC STRUCTURES AND LESS STABLE POLITICAL SYSTEMS THAN THOSE OF DEVELOPED COUNTRIES. THE SECURITIES OF COMPANIES LOCATED IN EMERGING MARKETS ARE OFTEN SUBJECT TO RAPID AND LARGE CHANGES IN PRICE. AN INVESTMENT IN THIS FUND SHOULD BE CONSIDERED ONLY AS A SUPPLEMENT TO A COMPLETE INVESTMENT PROGRAM.

   Since the fund's inception, a significant portion of the fund's performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on the fund's performance. Currently, the fund is relatively small in asset size. IPOs tend to have a reduced effect on performance as a fund's asset base grows.

(2) SOURCE: BLOOMBERG L.P. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE HANG SENG INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF APPROXIMATELY 33 COMPANIES THAT REPRESENT 70 PERCENT OF THE TOTAL MARKET CAPITALIZATION OF THE STOCK EXCHANGE OF HONG KONG. THE COMPONENTS OF THE INDEX ARE DIVIDED INTO 4 SUBINDICES: COMMERCE, FINANCE, UTILITIES AND PROPERTIES.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Greater China Fund Class A shares, Class B shares, Class C shares and Class R shares and the Hang Seng Index

((+))  SOURCE: BLOOMBERG L.P.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

SINCE THE FUND'S INCEPTION, A SIGNIFICANT PORTION OF THE FUND'S PERFORMANCE IS ATTRIBUTABLE TO POSITIVE RETURNS FROM ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE FUND'S PERFORMANCE. CURRENTLY, THE FUND IS RELATIVELY SMALL IN ASSET SIZE. IPOS TEND TO HAVE A REDUCED EFFECT ON PERFORMANCE AS A FUND'S ASSET BASE GROWS.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN EACH OF THE CLASS A, CLASS B, CLASS C AND CLASS R SHARES OF DREYFUS PREMIER GREATER CHINA FUND ON 5/12/98 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE HANG SENG INDEX (THE "INDEX") ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 4/30/98 IS USED AS THE BEGINNING VALUE ON 5/12/98. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS T SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A, CLASS B, CLASS C AND CLASS R SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES, THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE ON CLASS B SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES ON ALL CLASSES. THE INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF APPROXIMATELY 33 COMPANIES THAT REPRESENT 70 PERCENT OF THE TOTAL MARKET CAPITALIZATION OF THE STOCK EXCHANGE OF HONG KONG. THE COMPONENTS OF THE INDEX ARE DIVIDED INTO FOUR
SUBINDICES: COMMERCE, FINANCE, UTILITIES AND PROPERTIES. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 10/31/03

                                                             Inception                                                      From
                                                               Date                1 Year             5 Years             Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (5.75%)                             5/12/98              48.19%             14.06%               13.24%
WITHOUT SALES CHARGE                                          5/12/98              57.25%             15.42%               14.47%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                       5/12/98              52.10%             14.28%               13.47%
WITHOUT REDEMPTION                                            5/12/98              56.10%             14.52%               13.57%

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+))                    5/12/98              55.08%             14.54%               13.59%
WITHOUT REDEMPTION                                            5/12/98              56.08%             14.54%               13.59%

CLASS R SHARES                                                5/12/98              57.93%             15.79%               14.82%

CLASS T SHARES
WITH APPLICABLE SALES CHARGE (4.5%)                            3/1/00              50.08%             --                   (4.52)%
WITHOUT SALES CHARGE                                           3/1/00              57.16%             --                   (3.32)%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE
SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A
SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

((+))    THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%.
         AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
         FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                                                                                     The Fund




October 31, 2003


STATEMENT OF INVESTMENTS

COMMON STOCKS--94.8%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------
CHINA--25.4%

Angang New Steel, Cl. H                                                                       4,562,000                1,850,531

Beijing Datang Power Generation, Cl. H                                                        3,585,000                2,296,745

China Shipping Development, Cl. H                                                             2,569,000                1,687,193

China Telecom, Cl. H                                                                          5,406,000                1,792,602

Golding Soft                                                                                  5,220,000  (a)              50,415

Huaneng Power International, Cl. H                                                              617,000                  945,503

Maanshan Iron and Steel, Cl. H                                                                5,174,000                1,482,474

PICC Property and Casualty Cl. H                                                                820,000                  191,993

PetroChina, Cl. H                                                                             2,000,000                  727,577

Weiqiao Textile, Cl. H                                                                        1,797,000                2,105,814

Zhejiang Expressway, Cl. H                                                                    1,720,000                1,085,313

                                                                                                                      14,216,160

HONG KONG--42.9%

Asia Aluminum                                                                                 9,660,000                1,915,704

BOC Hong Kong                                                                                   630,000                1,091,172

COFCO International                                                                           2,670,000                1,650,377

Comba Telecom Systems                                                                         1,594,000                  677,381

Esprit                                                                                          427,000                1,338,929

Far East Pharmaceutical Technology                                                            7,384,000                  912,838

HSBC                                                                                             80,000                1,205,331

Hang Lung                                                                                     1,740,000                2,229,476

Hang Seng Bank                                                                                   80,000                  999,292

Hop Fung                                                                                      4,550,000                  656,236

Hutchison Whampoa                                                                               175,000                1,352,134

JCG                                                                                           1,090,000                  821,132

KBC FIN-CW04 HSBC (warrants)                                                                 10,226,000                  842,784

Kerry Properties                                                                                866,500                1,149,308

Linmark                                                                                       1,266,000                  509,465

Lung Kee                                                                                      3,020,000                1,458,374

MediaNation                                                                                     360,000  (a)               6,815

Noble                                                                                           453,000                  635,424

SNP Leefung                                                                                   1,200,000                  211,706

Shun Tak                                                                                      2,240,000                  757,195

SunCorp Technologies                                                                          2,362,000                  316,332

Van Shung Chong                                                                               5,544,000                1,413,575

Victory City International                                                                    2,444,083                  952,077


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------
HONG KONG (CONTINUED)

Wing Hang Bank                                                                                   94,500                  582,905

Wing Lung Bank                                                                                   54,100                  340,672

                                                                                                                      24,026,634

SINGAPORE--3.4%

Neptune Orient Lines                                                                            965,000  (a)           1,231,561

Osim International                                                                            1,090,000                  664,214

                                                                                                                       1,895,775

TAIWAN--23.1%

AmTRAN Technology                                                                               650,000                  549,808

Asustek Computer                                                                                275,625                  657,991

Chi Mei Optoelectronics                                                                         855,000  (a)           1,081,035

China Motor                                                                                     460,000                  874,447

China Steel, GDR                                                                                 43,000  (b)             690,150

Compal Electronics                                                                              517,500                  785,477

CyberTAN Technology                                                                             995,000                1,252,181

Everlight Electronics                                                                               373                      555

Formosa Chemicals & Fibre                                                                       690,934                1,099,630

Formosa Plastics                                                                                545,200                  835,556

Makalot Industrial                                                                              514,000                  939,228

Nien Hsing Textile                                                                              474,001                  487,552

Oriental Union Chemical                                                                         520,000                  674,330

Phoenixtec Power                                                                                462,300                  551,817

Quanta Computer                                                                                  14,850                   40,484

TYC Brother Industrial                                                                           10,500                   14,885

Taiwan Semiconductor Manufacturing                                                              336,839  (a)             665,140

Taiwan Styrene Monomer                                                                          998,000                  864,757

United Microelectronics                                                                         950,000  (a)             870,763

                                                                                                                      12,935,786
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $45,904,916)                                                               94.8%              53,074,355

CASH AND RECEIVABLES (NET)                                                                          5.2%               2,896,967

NET ASSETS                                                                                        100.0%              55,971,322

(A) NON-INCOME PRODUCING.

(B)  SECURITY EXEMPT FROM REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT OF
     1933. THIS SECURITY MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION,
     NORMALLY TO  QUALIFIED  INSTITUTIONAL  BUYERS.  AT OCTOBER 31,  2003,  THIS
     SECURITY AMOUNTED TO $690,150 OR 1.2% OF NET ASSETS.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2003

                                                               Cost       Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  45,904,916  53,074,355

Cash                                                                  3,836,580

Cash denominated in foreign currencies                      349,725     349,229

Receivable for shares of Common Stock subscribed                        992,664

Dividends receivable                                                     15,531

Prepaid expenses                                                         25,550

                                                                     58,293,909
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            76,417

Payable for investment securities purchased                           2,172,907

Net unrealized depreciation on forward

  currency exchange contracts--Note 4                                     1,711

Payable for shares of Common Stock redeemed                                 104

Accrued expenses                                                         71,448

                                                                      2,322,587
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       55,971,322
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      47,989,860

Accumulated undistributed investment income--net                        102,940

Accumulated net realized gain (loss) on investments                     711,283

Accumulated net unrealized appreciation (depreciation)

  on investments and foreign currency transactions                    7,167,239
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       55,971,322

NET ASSET VALUE PER SHARE


                                             Class A            Class B              Class C              Class R           Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                            33,323,584          6,419,544           14,363,386            1,570,296           294,512

Shares Outstanding                         1,737,450            345,897              773,558               81,015            15,638
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                               19.18              18.56                18.57                19.38             18.83



SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended October 31, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $42,092 foreign taxes withheld at source)       558,188

Interest                                                                 1,921

TOTAL INCOME                                                           560,109

EXPENSES:

Investment advisory fee--Note 3(a)                                     237,973

Shareholder servicing costs--Note 3(c)                                  88,048

Custodian fees                                                          83,227

Registration fees                                                       56,615

Distribution fees--Note 3(b)                                            50,080

Auditing fees                                                           26,886

Prospectus and shareholders' reports                                    15,664

Legal fees                                                               8,632

Directors' fees and expenses--Note 3(d)                                  3,295

Miscellaneous                                                           12,675

TOTAL EXPENSES                                                         583,095

Less--expense reimbursement from
  The Dreyfus Corporation due to undertaking--Note 3(a)               (106,555)

NET EXPENSES                                                           476,540

INVESTMENT INCOME--NET                                                  83,569
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                         1,986,336

Net realized gain (loss) on forward currency exchange contracts        (12,644)

NET REALIZED GAIN (LOSS)                                             1,973,692

Net unrealized appreciation (depreciation) on
  investments and foreign currency transactions                      8,297,373

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              10,271,065

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                10,354,634

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                              ----------------------------------

                                                     2003                  2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                             83,569                32,883

Net realized gain (loss) on investments         1,973,692               373,216

Net unrealized appreciation
   (depreciation) on investments                8,297,373            (1,028,229)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   10,354,634              (622,130)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                    (27,343)              (10,639)

Class C shares                                       (220)                   --

Class R shares                                     (2,270)               (2,189)

Class T shares                                       (773)                   (9)

TOTAL DIVIDENDS                                   (30,606)              (12,837)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 41,165,835            18,770,788

Class B shares                                  6,997,749             2,958,357

Class C shares                                 17,497,893             2,091,104

Class R shares                                  2,569,746               672,154

Class T shares                                    486,608                20,859

Dividends reinvested:

Class A shares                                     26,245                10,432

Class C shares                                        172                    --

Class R shares                                      2,104                 2,094

Class T shares                                        773                     9

Cost of shares redeemed:

Class A shares                                (19,514,791)          (16,363,203)

Class B shares                                 (3,407,173)           (2,228,785)

Class C shares                                 (6,422,648)           (1,512,150)

Class R shares                                 (1,508,691)             (648,987)

Class T shares                                   (289,175)                  (25)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             37,604,647             3,772,647

TOTAL INCREASE (DECREASE) IN NET ASSETS        47,928,675             3,137,680
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                             8,042,647             4,904,967

END OF PERIOD                                  55,971,322             8,042,647

Undistributed investment income--net              102,940                30,033


                                                     Year Ended October 31,
                                               ---------------------------------

                                                     2003                  2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                     2,664,231             1,310,321

Shares issued for dividends reinvested              2,123                   750

Shares redeemed                                (1,350,028)           (1,145,774)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   1,316,326               165,297
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       476,294               219,837

Shares redeemed                                  (262,017)             (167,062)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     214,277                52,775
--------------------------------------------------------------------------------

CLASS C

Shares sold                                     1,158,112               153,519

Shares issued for dividends reinvested                 14                    --

Shares redeemed                                  (467,251)             (113,738)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     690,875                39,781
--------------------------------------------------------------------------------

CLASS R

Shares sold                                       158,959                50,390

Shares issued for dividends reinvested                169                   150

Shares redeemed                                  (103,200)              (48,847)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      55,928                 1,693
--------------------------------------------------------------------------------

CLASS T

Shares sold                                        34,905                 1,491

Shares issued for dividends reinvested                 64                     1

Shares redeemed                                   (20,979)                   (2)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      13,990                 1,490

(A) DURING THE YEAR ENDED OCTOBER 31, 2003, 313 CLASS B SHARES REPRESENTING $4,038 WERE AUTOMATICALLY CONVERTED TO 304 CLASS A SHARES AND DURING THE PERIOD ENDED OCTOBER 31, 2002, 159 CLASS B SHARES REPRESENTING $1,197 WERE AUTOMATICALLY CONVERTED TO 154 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                    Year Ended October 31,
                                                             -----------------------------------------------------------------------

CLASS A SHARES                                                   2003           2002          2001           2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            12.26          12.32         18.20          14.45         12.78

Investment Operations:

Investment income (loss)--net(a)                                  .10            .09           .03           (.34)          .04

Net realized and unrealized
   gain (loss) on investments                                    6.88           (.11)        (1.24)          4.26          1.75

Total from Investment Operations                                 6.98           (.02)        (1.21)          3.92          1.79

Distributions:

Dividends from investment income--net                            (.06)          (.04)           --           (.11)         (.12)

Dividends from net realized
   gain on investments                                             --             --         (4.67)          (.06)           --

Total Distributions                                              (.06)          (.04)        (4.67)          (.17)         (.12)

Net asset value, end of period                                  19.18          12.26         12.32          18.20         14.45
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                             57.25           (.19)       (10.04)         27.06         14.18
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          2.25           2.25          2.25           2.25          2.25

Ratio of net investment income

   (loss) to average net assets                                   .68            .61           .19          (1.46)          .34

Decrease reflected in above
   expense ratios due to undertaking
   by The Dreyfus Corporation                                     .57           1.55          2.38           2.34          8.03

Portfolio Turnover Rate                                        194.40         327.93        553.68         488.33        206.09
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          33,324          5,165         3,151          3,712         1,721

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                      Year Ended October 31,
                                                            ------------------------------------------------------------------------

CLASS B SHARES                                                   2003           2002           2001           2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            11.89          12.00          17.97          14.34         12.73

Investment Operations:

Investment income (loss)--net(a)                                  .00(b)        (.01)          (.07)          (.49)         (.05)

Net realized and unrealized
   gain (loss) on investments                                    6.67           (.10)         (1.23)          4.23          1.74

Total from Investment Operations                                 6.67           (.11)         (1.30)          3.74          1.69

Distributions:

Dividends from investment income--net                              --             --             --           (.05)         (.08)

Dividends from net realized
   gain on investments                                             --             --          (4.67)          (.06)           --

Total Distributions                                                --             --          (4.67)          (.11)         (.08)

Net asset value, end of period                                  18.56          11.89          12.00          17.97         14.34
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                             56.10          (1.00)        (10.73)         25.95         13.36
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          3.00           3.00           3.00           3.00          3.00

Ratio of net investment income
   (loss) to average net assets                                   .01           (.08)          (.49)         (2.17)         (.41)

Decrease reflected in above
   expense ratios due to undertaking
   by The Dreyfus Corporation                                     .66           1.58           2.40           2.33          8.03

Portfolio Turnover Rate                                        194.40         327.93         553.68         488.33        206.09
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                           6,420          1,565            947            961           268

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                        The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                         Year Ended October 31,
                                                             -----------------------------------------------------------------------

CLASS C SHARES                                                   2003           2002             2001           2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            11.90          12.01            17.98          14.32         12.73

Investment Operations:

Investment (loss)--net(a)                                        (.01)          (.00)(b)         (.06)          (.54)         (.05)

Net realized and unrealized
   gain (loss) on investments                                    6.68           (.11)           (1.24)          4.29          1.74

Total from Investment Operations                                 6.67           (.11)           (1.30)          3.75          1.69

Distributions:

Dividends from investment income--net                            (.00)(b)         --               --           (.03)         (.10)

Dividends from net realized
   gain on investments                                             --             --            (4.67)          (.06)           --

Total Distributions                                              (.00)(b)         --            (4.67)          (.09)         (.10)

Net asset value, end of period                                  18.57          11.90            12.01          17.98         14.32
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                             56.08           (.92)          (10.83)         26.10         13.38
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          2.97           3.00             3.00           3.00          3.00

Ratio of net investment (loss)

   to average net assets                                         (.08)          (.00)(d)         (.46)         (2.28)         (.38)

Decrease reflected in above
   expense ratios due to undertaking
   by The Dreyfus Corporation                                     .45           1.55             2.41           2.33          8.03

Portfolio Turnover Rate                                        194.40         327.93           553.68         488.33        206.09
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          14,363            984              515            492           356

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C) EXCLUSIVE OF SALES CHARGE.

(D) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                      Year Ended October 31,
                                                              ----------------------------------------------------------------------

CLASS R SHARES                                                   2003           2002            2001           2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            12.36          12.41           18.27          14.49         12.79

Investment Operations:

Investment income (loss)--net(a)                                  .14            .11             .06           (.28)          .08

Net realized and unrealized
   gain (loss) on investments                                    6.97           (.08)          (1.25)          4.26          1.75

Total from Investment Operations                                 7.11            .03           (1.19)          3.98          1.83

Distributions:

Dividends from investment income--net                            (.09)          (.08)             --           (.14)         (.13)

Dividends from net realized
   gain on investments                                             --             --           (4.67)          (.06)           --

Total Distributions                                              (.09)          (.08)          (4.67)          (.20)         (.13)

Net asset value, end of period                                  19.38          12.36           12.41          18.27         14.49
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                57.93            .10           (9.78)         27.40         14.54
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.92           2.00            2.00           2.00          2.00

Ratio of net investment income
   (loss) to average net assets                                  1.04            .78             .46          (1.24)          .59

Decrease reflected in above
   expense ratios due to undertaking
   by The Dreyfus Corporation                                     .64           1.63            2.42           2.37          8.03

Portfolio Turnover Rate                                        194.40         327.93          553.68         488.33        206.09
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                           1,570            310             290            329           234

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                   The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                      Year Ended October 31,
                                                                 -------------------------------------------------------------------

CLASS T SHARES                                                       2003             2002           2001             2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                12.07            12.15          17.99            28.76

Investment Operations:

Investment income (loss)--net(b)                                      .21              .10            .01             (.24)

Net realized and unrealized
   gain (loss) on investments                                        6.64             (.13)         (1.18)          (10.53)

Total from Investment Operations                                     6.85             (.03)         (1.17)          (10.77)

Distributions:

Dividends from investment income--net                                (.09)            (.05)            --               --

Dividends from net realized
   gain on investments                                                 --               --          (4.67)              --

Total Distributions                                                  (.09)            (.05)         (4.67)              --

Net asset value, end of period                                      18.83            12.07          12.15            17.99
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                 57.16             (.32)         (9.78)          (37.48)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                              2.36             2.50           2.50             1.67(d)

Ratio of net investment income
   (loss) to average net assets                                      1.51              .69            .06            (1.04)(d)

Decrease reflected in above
   expense ratios due to
   undertaking by The Dreyfus Corporation                            1.10             3.30           5.78             1.46(d)

Portfolio Turnover Rate                                            194.40           327.93         553.68           488.33
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                 295               20              2                1

(A) FROM MAY 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Dreyfus Premier Greater China Fund (the "fund") is a separate non-diversified portfolio of Dreyfus Premier International Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund's investment objective is long-term capital appreciation. The Dreyfus Corporation ("Dreyfus") serves as the fund's investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Hamon U.S. Investment Advisors Limited ("Hamon") serves as the fund's sub-investment adviser. Hamon is an affiliate of Dreyfus.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund's shares. The fund is authorized to issue 200 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (" CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Effective April 14, 2003, the fund began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $1,921 during the period ended October 31, 2003, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

At October 31, 2003, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $845,961, and unrealized appreciation $7,135,501.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2003 and October 31, 2002, respectively, were as follows: ordinary income $30,606 and $12,837.

During the period ended October 31, 2003, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $19,944, decreased accumulated net realized gain (loss) on investments by $12,626 and decreased paid-in capital by $7,318. Net assets were not affected by this reclassification.

NOTE 2--BANK LINES OF CREDIT:

The fund may borrow up to $5 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of the borrowings. During the period ended October 31, 2003, the fund did not borrow under either line of credit.

NOTE 3--INVESTMENT ADVISORY FEE, SUB-INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(A) Pursuant to an Investment Advisory Agreement ("Agreement") with Dreyfus, the investment advisory fee is computed at the annual rate of 1.25% of the value of the fund' s average daily net assets and is payable monthly. Dreyfus has undertaken from November 1, 2002 through October 31, 2004, that if the aggregate expenses of the fund exclusive of taxes, brokerage fees, interest on borrowings, Rule 12b-1 distribution plan fees, shareholder services plan fees and extraordinary expenses, exceed an annual rate of 2% of the value of the fund's average daily net assets the fund may deduct from the payment to be made to Dreyfus under the Agreement, or Dreyfus will bear, such excess expense. The expense reimbursement, pursuant to the undertaking, amounted to $106,555 during the period ended October 31, 2003.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Hamon, Dreyfus pays Hamon a fee payable monthly at the annual rate of .625 of 1% of the value of the fund's average daily net assets.

During the period ended October 31, 2003, the Distributor retained $39,739 and $433 from commissions earned on sales of the fund's Class A and T shares, respectively, and $4,584 and $10,714 from contingent deferred sales charges on redemptions of the fund's Class B and C shares, respectively.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets for Class T shares. During the period ended October 31, 2003, Class B, Class C and Class T shares were charged $18,715, $30,983 and $382, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2003, Class A, Class B, Class C and Class T shares were charged $29,493, $6,238, $10,328 and $382, respectively, pursuant to the Shareholder Services Plan.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2003, the fund was charged $12,821 pursuant to the transfer agency agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4--SECURITIES TRANSACTIONS:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended October 31, 2003, amounted to $70,075,193 and $35,076,954, respectively.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at October 31, 2003:

                                                       Foreign
Forward Currency                                      Currency                                                         Unrealized
  Exchange Contracts                                   Amounts             Cost ($)           Value ($)         (Depreciation) ($)
------------------------------------------------------------------------------------------------------------------------------------

PURCHASES:

Hong Kong Dollar,
    expiring 11/3/2003                               7,761,500             999,485           1,000,000                  (515)

Singapore Dollar,
    expiring 11/3/2003                                 554,560             318,804             320,000                (1,196)

TOTAL                                                                                                                 (1,711)



At October 31, 2003, the cost of investments for federal income tax purposes was $45,936,654; accordingly, accumulated net unrealized appreciation on investments was $7,137,701, consisting of $8,102,102 gross unrealized appreciation and $964,401 gross unrealized depreciation.

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Premier Greater China Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Greater China Fund (one of the funds comprising Dreyfus Premier International Funds, Inc.) as of October 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2003 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Greater China Fund at October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

                                                        [ERNST & YOUNG LLP
                                                        SIGNATURE LOGO]

New York, New York

December 15, 2003



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund's foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby makes the following designations regarding its fiscal year ended October 31, 2003:

  -- the  total  amount  of  taxes  paid  to  foreign  countries  was  $42,09

  -- the total amount of income sourced from foreign countries was $396,456

As required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2003 calendar year with Form 1099-DIV which will be mailed by January 31, 2004.

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (60)

CHAIRMAN OF THE BOARD (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

GORDON J. DAVIS (62)

BOARD MEMBER (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Partner in the law firm of LeBoeuf, Lamb, Greene & MacRae LLP

* President, Lincoln Center for the Performing Arts, Inc. (2001)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Consolidated Edison, Inc., a utility company, Director

* Phoenix Companies Inc., a life insurance company, Director

* Board Member/Trustee for several not-for-profit groups

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 26

                              --------------

DAVID P. FELDMAN (63)

BOARD MEMBER (1991)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* BBH Mutual Funds Group (11 Funds), Director

* The Jeffrey Company, a private investment company, Director

* QMED, a medical device company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 53

                              --------------

LYNN MARTIN (63)

BOARD MEMBER (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Advisor to the international accounting firm of Deloitte & Touche, LLP and Chairperson to its Council for the Advancement of Women

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* SBC Communications, Inc., Director

* Ryder Systems, Inc., a supply chain and transportation management company, Director

* The Proctor & Gamble Co., a consumer company, Director

* Constellation Energy Group, Director

* Member of the Council of Foreign Relations

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 11


DANIEL ROSE (74)

BOARD MEMBER (1992)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman and Chief Executive Officer of Rose Associates, Inc., a New York based real estate development and management firm.

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Baltic-American Enterprise Fund, Director

* Harlem Educational Activities Fund, Inc., President

* Housing Committee of the Real Estate Board of New York, Inc., Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

PHILIP L. TOIA (70)

BOARD MEMBER (1997)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Retired

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 11

                              --------------

SANDER VANOCUR (75)

BOARD MEMBER (1992)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President, Old Owl Communications

NO.OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

ANNE WEXLER (73)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Wexler Group, consultants specializing in government relations and public affairs

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Wilshire Mutual Funds (5 Funds), Director

* Methanex Corporation, a methanol producing company, Director

* Member of the Council of Foreign Relations

* Member of the National Park Foundation

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 29

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

EUGENE MCCARTHY, EMERITUS BOARD MEMBER

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of Dreyfus, and an officer of 95 investment companies (comprised of 189 portfolios) managed by Dreyfus. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 58 years old and has been an employee of Dreyfus since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of Dreyfus, and an officer of 95 investment companies (comprised of 189 portfolios) managed by Dreyfus. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 50 years old and has been an employee of Dreyfus since January 2000. Prior to joining Dreyfus, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of Dreyfus, and an officer of 96 investment companies (comprised of 205 portfolios) managed by Dreyfus. He is 57 years old and has been an employee of Dreyfus since June 1977

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 198 portfolios) managed by Dreyfus. He is 43 years old and has been an employee of Dreyfus since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of Dreyfus, and an officer of 96 investment companies (comprised of 205 portfolios) managed by Dreyfus. He is 54 years old and has been an employee of Dreyfus since July 1980

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of Dreyfus, and an officer of 96 investment companies (comprised of 205 portfolios) managed by Dreyfus. He is 45 years old and has been an employee of Dreyfus since April 1985.

RICHARD CASSARO, ASSISTANT TREASURER SINCE AUGUST 2003.

     Senior Accounting Manager - Equity Funds of Dreyfus, and an officer of 25 investment companies (comprised of 105 portfolios) managed by Dreyfus. He is 44 years old and has been an employee of Dreyfus since September 1982.



ROBERT SVAGNA, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Equity Funds of Dreyfus, and an officer of 25 investment companies (comprised of 105 portfolios) managed by Dreyfus. He is 36 years old and has been an employee of Dreyfus since November 1990.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE MARCH 2001.

     Mutual Funds Tax Director of Dreyfus, and an officer of 96 investment companies (comprised of 205 portfolios) managed by Dreyfus. He is 49 years old and has been an employee of Dreyfus since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE OCTOBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 200 portfolios) managed by Dreyfus. He is 33 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.

                                                             The Fund

NOTES

                  For More Information

                        Dreyfus Premier
                        Greater China Fund
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Sub-Investment Adviser

                        Hamon U.S. Investment Advisors Ltd.
                        4310-4315 Jardine House
                        1 Connaught Place, Central
                        Hong Kong

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss
Boulevard Uniondale, NY 11556-0144

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling the telephone number listed above, or by visiting the SEC's website at http://www.sec.gov

(c) 2003 Dreyfus Service Corporation                                  130AR1003



Comparison of change in value of $10,000 investment in Dreyfus Premier Greater China Fund Class A shares, Class B shares, Class C shares and Class R shares and the Hang Seng Index

EXHIBIT A:

             Dreyfus     Dreyfus     Dreyfus     Dreyfus
             Premier     Premier     Premier     Premier
             Greater     Greater     Greater     Greater
              China       China       China       China
  PERIOD      Fund         Fund       Fund         Fund        Hang
            (Class A     (Class B    (Class C    (Class R      Seng
             shares)      shares)    shares)      shares)     Index *

 5/12/98      9,427       10,000     10,000       10,000      10,000
 10/31/98     9,638       10,184     10,184       10,232      10,005
 10/31/99    11,005       11,545     11,546       11,719      13,431
 10/31/00    13,982       14,540     14,560       14,930      15,386
 10/31/01    12,579       12,980     12,982       13,470      10,695
 10/31/02    12,555       12,850     12,864       13,483      10,338
 10/31/03    19,743       19,958     20,077       21,294      13,992





* Source: Bloomberg L.P.



      Dreyfus Premier
      European Equity Fund

      ANNUAL REPORT October 31, 2003


      YOU, YOUR ADVISOR AND
      DREYFUS
      A MELON FINANCIAL COMPANY(SM)

The views expressed in this report are through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            16   Financial Highlights

                            21   Notes to Financial Statements

                            28   Report of Independent Auditors

                            29   Board Members Information

                            31   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                           Dreyfus Premier European Equity Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier European Equity Fund covers the 12-month period from November 1, 2002, through October 31, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Aaron Barnfather.

Recent estimates of greater than expected U.S. Gross Domestic Product annualized growth during the third quarter of 2003 suggest that the economy has started to turn the corner. Tax cuts and low mortgage rates have put cash in consumers' pockets, and corporations have begun to increase spending and investment. As U.S. growth has strengthened, so have the prospects for many international economies. As a result, stock markets throughout the world rallied over the reporting period, posting gains in virtually every geographical region and capitalization range.

We have seen strong quarters before, only to be disappointed when growth proved unsustainable. Based on recent data, we are cautiously optimistic about the current economic environment. As always, we urge you to speak regularly with your financial advisor, who may be in the best position to suggest investments that are right for your current needs, future goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


/S/STEPHEN E. CANTER
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 17, 2003




DISCUSSION OF FUND PERFORMANCE

Aaron Barnfather, Portfolio Manager

How did Dreyfus Premier European Equity Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2003, the fund produced total returns of 19.71% for Class A shares, 18.79% for Class B shares, 19.11% for Class C shares, 20.26% for Class R shares and 23.97% for Class T shares.(1) For the same period, the Financial Times Eurotop 300 Index ("FTSE 300 Index"), the fund's benchmark, produced a total return of 24.21%.(2)

Europe' s stock markets rallied during the reporting period's second half as geopolitical tensions eased and economic expectations improved. Smaller, lower-quality stocks, many of which failed to meet our investment criteria, led the market's advance, which hindered the fund's relative performance. The fund's returns were also negatively influenced by short-term cash flows in and out of the fund.

WHAT IS THE FUND'S INVESTMENT APPROACH?

The fund seeks long-term capital growth. To achieve this goal, the fund normally invests at least 80% of its assets in the stocks of European companies.

The fund's investments are selected primarily from the universe of the 300 largest European companies. The fund may invest up to 10% of its total assets in the stocks of non-European companies. The fund's stock investments may include common stocks, preferred stocks and convertible securities, including those purchased in initial public offerings. In choosing stocks, the fund establishes a global framework within which to select investments. This involves identifying and forecasting: key trends in global economic variables, such as gross domestic product, inflation and interest rates; investment themes, such as the impact of new technologies and the globalization of industries and brands; relative values of equity securities, bonds and cash; and long-term trends in currency movements. Within markets and sectors determined to be relatively The Fun


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

attractive, the fund seeks what it believes to be attractively priced companies that possess a sustainable competitive advantage in their market or sector. The fund generally will sell securities when themes or strategies change or when the fund determines that the company's prospects have changed or its stock is fully valued by the market.

WHAT OTHER FACTORS INFLUENCED THE FUND'S PERFORMANCE?

The reporting period began amid persistent economic weakness, rising geopolitical tensions and generally declining stock markets. As a result, investors generally were pessimistic about the prospects of most European companies. Despite a short-lived rally toward year-end 2002, stock prices generally continued to languish through the first quarter of 2003. However, in early April, when the allied coalition entered Baghdad, a veil of uncertainty was lifted from the global economy. Investor sentiment in markets worldwide began to improve when signs of stronger economic growth began to emerge in the United States.

The fund' s generally defensive posture and its focus on high-quality stocks generally benefited the fund' s performance during the first half of the reporting period. We later shifted more assets to stocks that we believed would benefit from a stronger economy, including companies in the building materials, industrials and consumer cyclicals groups. At the same time, we reduced the fund's exposure to areas that we regarded as more sensitive to interest rates, such as telecommunications and utilities.

The market's strongest performers during the second and third calendar quarters of 2003 were concentrated among lower-quality, higher-volatility stocks that generally failed to meet our investment criteria. Toward the end of the reporting period, the market rally began to broaden, and higher-quality stocks began to close the gap. During this period, the fund received relatively strong contributions to performance from the industrials group and individual undervalued cyclical companies, such as Netherlands-based office products distributor Buhrmann and global telecommunications equipment provider Telefonaktiebolaget LM Ericsson, as well as more defensive undervalued stocks such as the U.K. pub and property operator Enterprise

Inns. On the other hand, the fund received relatively disappointing returns from its non-cyclical consumer holdings. Finally, the fund also benefited from changes in currency-exchange rates as the euro strengthened relative to the U.S. dollar.

WHAT IS THE FUND'S CURRENT STRATEGY?

We have continued to position the fund to benefit from stronger economic growth in Europe and throughout the world. Accordingly, we have emphasized stocks in relatively economically sensitive areas, such as business services, leisure and hotels, construction and building materials, and industrials. We have de-emphasized the utilities and telecoms group, primarily because of the risk of rising interest rates in a more robust economy. At the same time, we have maintained an emphasis on the stocks of attractively valued companies that we believe will enjoy sustainable competitive advantages as they benefit from a number of long-term demographic, economic and business trends.

On October 21, 2003, the fund' s Board of Directors approved a proposal to liquidate the fund and distribute its assets to shareholders. The Board also approved closing the fund to any investments for new accounts, effective at the close of business of the New York Stock Exchange on October 31, 2003. It is intended that the fund will be liquidated and its assets distributed to shareholders following the close of business on or about December 19, 2003.

November 17, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICES AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH OCTOBER 31, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: BLOOMBERG L.P. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE FINANCIAL TIMES EUROTOP 300 INDEX IS A MARKET CAPITALIZATION INDEX OF EUROPE'S 300 LARGEST COMPANIES.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier European Equity Fund Class A shares, Class B shares, Class C shares and Class R shares and the Financial Times Eurotop 300 Index

((+))  SOURCE: BLOOMBERG L.P.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN EACH OF THE CLASS A, CLASS B, CLASS C AND CLASS R SHARES OF DREYFUS PREMIER EUROPEAN EQUITY FUND ON 12/10/98 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE FINANCIAL TIMES EUROTOP 300 INDEX (THE "INDEX") ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 11/30/98 IS USED AS THE BEGINNING VALUE ON 12/10/98. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS T SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A, CLASS B, CLASS C AND CLASS R SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES, THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE ON CLASS B SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES ON ALL CLASSES. THE INDEX MEASURES THE PERFORMANCE OF EUROPE'S LARGEST 300 COMPANIES BY MARKET CAPITALIZATION AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 10/31/03

                                                                  Inception                                             From
                                                                    Date                       1 Year                   Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (5.75%)                                 12/10/98                      12.88%                   0.78%
WITHOUT SALES CHARGE                                              12/10/98                      19.71%                   2.00%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                           12/10/98                      14.79%                   0.89%
WITHOUT REDEMPTION                                                12/10/98                      18.79%                   1.21%

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+))                        12/10/98                      18.11%                   1.29%
WITHOUT REDEMPTION                                                12/10/98                      19.11%                   1.29%

CLASS R SHARES                                                    12/10/98                      20.26%                   2.30%

CLASS T SHARES
WITH APPLICABLE SALES CHARGE (4.5%)                                9/30/99                      18.45%                  (0.28)%

WITHOUT SALES CHARGE                                               9/30/99                      23.97%                   0.85%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE
SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A
SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

((+))    THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%.
         AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
         FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                                                                                     The Fund




STATEMENT OF INVESTMENTS

October 31, 2003


COMMON STOCKS--99.0%                                                                             Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AUSTRIA--1.1%

Erste Bank der oesterreichischen Sparkassen                                                         326                   35,880

DENMARK--1.5%

Carlsberg, Cl. B                                                                                    430                   17,773

H. Lundbeck                                                                                       1,540                   28,170

                                                                                                                          45,943

FINLAND--3.3%

Fortum                                                                                            3,785                   34,733

Nokia                                                                                             3,936                   66,545

                                                                                                                         101,278

FRANCE--15.8%

Aventis                                                                                             364                   19,187

Credit Agricole                                                                                   1,830                   38,690

Credit Agricole Rights                                                                            1,830  (a)                 423

European Aeronautic Defence and Space                                                               750                   15,188

France Telecom                                                                                    2,547  (a)              61,365

Imerys                                                                                               66                   12,602

L'Air Liquide                                                                                       177                   26,115

Lafarge                                                                                           1,020                   72,709

Pinault-Printemps-Redoute                                                                           410                   41,586

Schneider Electric                                                                                  465                   27,093

Societe Generale                                                                                  1,046                   77,346

Total                                                                                               649                  100,412

                                                                                                                         492,716

GERMANY--8.6%

Allianz                                                                                             125                   13,322

DaimlerChrysler                                                                                   1,750                   64,702

Deutsche Boerse                                                                                     377                   20,875

E.ON                                                                                                962                   48,203

HeidelbergCement                                                                                    620  (a)              25,972

Metro                                                                                               700                   28,270

Siemens                                                                                           1,014                   67,823

                                                                                                                         269,167

GREECE--.3%

EFG Eurobank Ergasias                                                                               200                    3,421

Public Power                                                                                        350                    7,493

                                                                                                                          10,914


COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

IRELAND--1.4%

Irish Life & Permanent                                                                            3,033                   42,293

ITALY--7.0%

Assicurazioni Generali                                                                            1,827                   41,861

Eni                                                                                               4,838                   76,476

Parmalat Finanziaria                                                                              6,600                   20,469

Telecom Italia                                                                                   18,029  (a)              31,128

UniCredito Italiano                                                                               9,510                   46,661

                                                                                                                         216,595

NETHERLANDS--8.1%

Buhrmann                                                                                          5,160  (a)              45,978

Koninklijke
   (Royal) Philips Electronics                                                                    2,625                   70,443

STMicroelectronics                                                                                  580  (a)              15,370

Unilever                                                                                          1,189                   68,754

VNU                                                                                                 614                   18,616

Wolters Kluwer                                                                                    2,450                   34,277

                                                                                                                         253,438

PORTUGAL--1.0%

Electricidade de Portugal                                                                        14,400                   32,494

SPAIN--2.2%

Antena 3 Television                                                                                   6  (a)                 195

Banco Santander Central Hispano                                                                   4,534                   43,286

Telefonica                                                                                        1,946  (a)              24,095

                                                                                                                          67,576

SWEDEN--1.7%

Eniro                                                                                             2,276                   18,121

Skandinaviska Enskilda Banken, Cl. A                                                              2,930                   35,085

                                                                                                                          53,206

SWITZERLAND--12.1%

Kuoni Reisen Holding                                                                                 40                   12,416

Nestle                                                                                              230                   50,395

Novartis                                                                                          2,016                   76,475

Roche Holding                                                                                       739                   60,858

Swatch Group, Cl. B                                                                                 180                   19,083

Swiss Life Holding                                                                                  175  (a)              29,541

Swiss Re                                                                                            190                   11,902

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------
SWITZERLAND (CONTINUED)

UBS                                                                                               1,142                   69,790

Zurich Financial Services                                                                           355  (a)              45,241

                                                                                                                         375,701

UNITED KINGDOM--34.9%

BP                                                                                               16,778                  116,266

Barclays                                                                                         10,092                   84,981

Capita Group                                                                                      5,300                   22,203

Carphone Warehouse                                                                                5,000                   10,949

Enterprise Inns                                                                                   1,245                   17,835

GlaxoSmithKline                                                                                   5,199                  111,165

HBOS                                                                                              2,595                   30,139

HSBC Holdings                                                                                    10,656                  159,782

Hanson                                                                                            3,560                   24,609

ICAP                                                                                                550                   12,847

Land Securities Group                                                                             1,180                   18,014

Lonmin                                                                                            1,470                   25,492

Millennium & Copthorne Hotels                                                                     3,867                   22,342

Minerva                                                                                           4,882                   16,460

mm02                                                                                             17,971  (a)              19,487

Pearson                                                                                           2,004                   20,712

Prudential                                                                                        6,260                   48,497

Rank Group                                                                                        5,200                   24,669

Rexam                                                                                             2,793                   20,348

Serco Group                                                                                       7,796                   23,496

Shell Transport & Trading                                                                        12,718                   79,297

Standard Chartered                                                                                1,934                   30,884

Vodafone Group                                                                                   61,042                  127,987

Xstrata                                                                                           1,600                   16,401

                                                                                                                       1,084,862

TOTAL COMMON STOCKS

   (cost $2,510,728)                                                                                                   3,082,063


PREFERRED STOCKS--.4%                                                                            Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

GERMANY;

ProSiebenSat.1 Media

   (cost $9,718)                                                                                    700                   10,709
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $2,520,446)                                                               99.4%                3,092,772

CASH AND RECEIVABLES (NET)                                                                          .6%                   19,340

NET ASSETS                                                                                       100.0%                3,112,112

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                     The Fund



STATEMENT OF ASSETS AND LIABILITIES

October 31, 2003

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  2,520,446    3,092,772

Cash                                                                     73,910

Cash denominated in foreign currencies                      7,581         7,531

Receivable for investment securities sold                                18,520

Dividends receivable                                                      9,571

Prepaid expenses                                                         26,053

Due from The Dreyfus Corporation                                          7,231

                                                                      3,235,588
--------------------------------------------------------------------------------

LIABILITIES ($):

Payable for investment securities purchased                              67,865

Net unrealized (depreciation) on forward
  currency exchange contracts--Note 4                                        77

Accrued expenses                                                         55,534

                                                                        123,476
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        3,112,112
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       4,376,672

Undistributed investment income--net                                      3,205

Accumulated net realized gain (loss) on investments                 (1,841,039)

Accumulated net unrealized appreciation (depreciation)

  on investments and foreign currency transactions                      573,274
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        3,112,112

NET ASSET VALUE PER SHARE

                                                 Class A            Class B            Class C              Class R         Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                 1,251,214            960,889             469,999             425,063           4,947

Shares Outstanding                               115,061             92,136              44,874              38,509             433
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                                   10.87              10.43               10.47               11.04           11.43


SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended October 31, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $8,853 foreign taxes withheld at source)         72,704

Interest                                                                   721

TOTAL INCOME                                                            73,425

EXPENSES:

Investment advisory fee--Note 3(a)                                      26,403

Custodian fees                                                          97,735

Registration fees                                                       48,462

Auditing fees                                                           22,226

Shareholder servicing costs--Note 3(c)                                  15,425

Prospectus and shareholders' reports                                    13,165

Distribution fees--Note 3(b)                                             9,721

Legal fees                                                               2,139

Directors' fees and expenses--Note 3(d)                                  1,240

Miscellaneous                                                            7,983

TOTAL EXPENSES                                                         244,499

Less--expense reimbursement from The Dreyfus
  Corporation due to undertaking--Note 3(a)                          (169,742)

NET EXPENSES                                                            74,757

INVESTMENT (LOSS)--NET                                                 (1,332)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                         (204,833)

Net realized gain (loss) on forward currency exchange contracts       (15,859)

NET REALIZED GAIN (LOSS)                                             (220,692)

Net unrealized appreciation (depreciation) on
  investments and foreign currency transactions                        800,918

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 580,226

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   578,894

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                               ---------------------------------

                                                     2003                2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)--net                            (1,332)             (22,561)

Net realized gain (loss) on investments         (220,692)            (590,748)

Net unrealized appreciation
   (depreciation) on investments                 800,918              119,979

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     578,894             (493,330)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  2,035,024           3,442,179

Class B shares                                    411,820             138,889

Class C shares                                  6,247,370           2,691,103

Class R shares                                    589,000             159,360

Class T shares                                  1,099,861               1,453

Cost of shares redeemed:

Class A shares                                (2,800,932)          (2,925,247)

Class B shares                                  (441,764)            (327,575)

Class C shares                                (6,234,080)          (2,738,549)

Class R shares                                  (609,250)            (150,566)

Class T shares                                (1,095,073)                   --

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             (798,024)              291,047

TOTAL INCREASE (DECREASE) IN NET ASSETS        (219,130)             (202,283)
--------------------------------------------------------------------------------

NET ASSETS ($)

Beginning of Period                             3,331,242            3,533,525

END OF PERIOD                                   3,112,112            3,331,242

Undistributed investment income--net                3,205                  --


                                                     Year Ended October 31,
                                                --------------------------------

                                                     2003                2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                       230,127             342,924

Shares redeemed                                 (309,942)            (279,574)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (79,815)              63,350
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                        50,271              12,930

Shares redeemed                                  (54,453)             (32,926)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (4,182)             (19,996)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       696,219             302,748

Shares redeemed                                 (692,290)            (304,154)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       3,929              (1,406)
--------------------------------------------------------------------------------

CLASS R

Shares sold                                        58,048              17,946

Shares redeemed                                  (58,048)             (17,946)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING          --                   --
--------------------------------------------------------------------------------

CLASS T

Shares sold                                       126,907                 155

Shares redeemed                                 (126,720)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING         187                  155

(A) DURING THE PERIOD ENDED OCTOBER 31, 2003, 591 CLASS B SHARES REPRESENTING $5,235 WERE AUTOMATICALLY CONVERTED TO 569 CLASS A SHARES AND DURING THE PERIOD ENDED OCTOBER 31, 2002, 457 CLASS B SHARES REPRESENTING $3,978 WERE AUTOMATICALLY CONVERTED TO 443 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                        Year Ended October 31,
                                                                 -------------------------------------------------------------------

CLASS A SHARES                                                   2003           2002           2001           2000       1999(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             9.08          10.87          16.77          14.05         12.50

Investment Operations:

Investment income (loss)--net(b)                                  .02           (.04)          (.01)          (.08)         (.03)

Net realized and unrealized
   gain (loss) on investments                                    1.77          (1.75)         (3.29)          3.99          1.58

Total from Investment Operations                                 1.79          (1.79)         (3.30)          3.91          1.55

Distributions:

Dividends from net realized
   gain on investments                                             --             --          (2.60)         (1.19)           --

Net asset value, end of period                                  10.87           9.08          10.87          16.77         14.05
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                             19.71         (16.47)        (23.45)         28.06         12.40(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          2.25           2.25           2.25           2.25          2.01(d)

Ratio of net investment income
   (loss) to average net assets                                   .24           (.35)          (.08)          (.46)         (.21)(d)

Decrease reflected in above expense
   ratios due to undertakings
   by The Dreyfus Corporation                                    5.68           3.60           2.05           1.60          3.29(d)

Portfolio Turnover Rate                                        173.75         107.47         121.07         137.97        104.68(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                           1,251          1,770          1,429          2,251         1,205

(A) FROM DECEMBER 10, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                           Year Ended October 31,
                                                                 -------------------------------------------------------------------

CLASS B SHARES                                                   2003           2002           2001           2000       1999(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             8.78          10.59          16.53          13.96         12.50

Investment Operations:

Investment (loss)--net(b)                                        (.04)          (.11)          (.10)          (.21)         (.12)

Net realized and unrealized
   gain (loss) on investments                                    1.69          (1.70)         (3.24)          3.97          1.58

Total from Investment Operations                                 1.65          (1.81)         (3.34)          3.76          1.46

Distributions:

Dividends from net realized
   gain on investments                                             --             --          (2.60)         (1.19)          --

Net asset value, end of period                                  10.43           8.78          10.59          16.53         13.96
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                             18.79         (17.17)        (24.06)         27.11         11.68(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          3.00           3.00           3.00           3.00          2.68(d)

Ratio of net investment (loss)
   to average net assets                                         (.44)         (1.11)          (.80)         (1.16)         (.87)(d)

Decrease reflected in above expense
   ratios due to undertakings
   by The Dreyfus Corporation                                    5.89           3.57           2.07           1.48          3.29(d)

Portfolio Turnover Rate                                        173.75         107.47         121.07         137.97        104.68(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                             961           846          1,232          1,589           560

(A) FROM DECEMBER 10, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                     The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                           Year Ended October 31,
                                                                --------------------------------------------------------------------

CLASS C SHARES                                                   2003           2002           2001           2000       1999(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             8.79          10.60          16.53          13.96         12.50

Investment Operations:

Investment (loss)--net(b)                                        (.05)          (.12)          (.12 )         (.21)         (.12)

Net realized and unrealized
   gain (loss) on investments                                    1.73          (1.69)         (3.21)          3.97          1.58

Total from Investment Operations                                 1.68          (1.81)         (3.33)          3.76          1.46

Distributions:

Dividends from net realized
   gain on investments                                             --             --          (2.60)         (1.19)           --

Net asset value, end of period                                  10.47           8.79          10.60          16.53         13.96
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                             19.11         (17.08         (24.06)         27.11         11.68(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          3.00           3.00           3.00           3.00          2.68(d)

Ratio of net investment (loss)

   to average net assets                                         (.58)         (1.11)          (.91)         (1.21)         (.87)(d)

Decrease reflected in above expense
   ratios due to undertakings
   by The Dreyfus Corporation                                    5.67           3.62           1.95           1.68          3.29(d)

Portfolio Turnover Rate                                        173.75         107.47         121.07         137.97        104.68(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                             470            360           449             960           563

(A) FROM DECEMBER 10, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                          Year Ended October 31,
                                                                 -------------------------------------------------------------------

CLASS R SHARES                                                   2003           2002           2001           2000       1999(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             9.18          10.96          16.86          14.09         12.50

Investment Operations:

Investment income (loss)--net(b)                                  .05           (.01)           .02           (.03)          .00(c)

Net realized and unrealized gain
   (loss) on investments                                         1.81          (1.77)         (3.32)          3.99          1.59

Total from Investment Operations                                 1.86          (1.78)         (3.30)          3.96          1.59

Distributions:

Dividends from net realized
   gain on investments                                             --             --          (2.60)         (1.19)             --

Net asset value, end of period                                  11.04           9.18          10.96          16.86         14.09
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                20.26         (16.24)        (23.30)         28.45         12.64(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          2.00           2.00           2.00           1.98          1.79(d)

Ratio of net investment income

   (loss) to average net assets                                   .54           (.11)           .17           (.19)          .03(d)

Decrease reflected in above expense
   ratios due to undertakings
   by The Dreyfus Corporation                                    5.81           3.60           2.01           1.68          3.28(d)

Portfolio Turnover Rate                                        173.75         107.47         121.07         137.97        104.68(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                             425            354            422            782           566

(A) FROM DECEMBER 10, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                       The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                          Year Ended October 31,
                                                                 -------------------------------------------------------------------

CLASS T SHARES                                                   2003           2002           2001           2000       1999(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             9.22          11.06          16.62          14.03         14.02

Investment Operations:

Investment (loss)--net(b)                                        (.29)          (.07)          (.22)          (.21)         (.04)

Net realized and unrealized
   gain (loss) on investments                                    2.50          (1.77          (2.74)          3.99           .05

Total from Investment Operations                                 2.21          (1.84)         (2.96)          3.78           .01

Distributions:

Dividends from net realized
   gain on investments                                             --             --          (2.60)         (1.19)             --

Net asset value, end of period                                  11.43           9.22          11.06          16.62          14.03
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                             23.97         (16.64)        (21.25)         27.11            .07(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          2.50           2.50           2.50           2.50            .22(d)

Ratio of net investment (loss)

   to average net assets                                         (.65)          (.67)         (1.10)          (.73)         (.22)(d)

Decrease reflected in above expense
   ratios due to undertakings
   by The Dreyfus Corporation                                    9.00           3.85           1.83           1.71            .42(d)

Portfolio Turnover Rate                                        173.75         107.47         121.07         137.97         104.68(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                               5              2             1              1              1

(A) FROM SEPTEMBER 30, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Dreyfus Premier European Equity Fund (the "fund") is a separate diversified series of Dreyfus Premier International Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund's investment objective is long-term capital growth. The Dreyfus Corporation ("Dreyfus") serves as the fund's investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of Mellon Financial Corporation. Newton Capital Management Limited ("Newton") serves as the fund' s sub-investment adviser. Newton is also a wholly-owned subsidiary of Mellon, and an affiliate of Dreyfus. The fund is closed to all investors as of October 31, 2003.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund's shares. The fund is authorized to issue 200 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (" CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

As of October 31, 2003, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held the following shares of the fund:



           Class A . . . . . . . . . . . . . . .               68,658    Class R . . . . . . . . . . . . .              34,403

           Class B . . . . . . . . . . . . . . .               34,117    Class T . . . . . . . . . . . . .                  91

           Class C . . . . . . . . . . . . . . .               34,131

                                                                                                     The Fund



NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Effective April 14, 2003, the fund began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At October 31, 2003, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $3,128, accumulated capital losses $1,523,787 and unrealized appreciation $256,099.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The accumulated capital loss carryover of $1,523,787 is available to be applied against future net securities profits, if any, realized prior to liquidation date. See Note 5.

During the period ended October 31, 2003, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $4,537, decreased accumulated net realized gain (loss) on investments by $4,743 and increased paid-in capital by $206. Net assets were not affected by this reclassification.

NOTE 2--BANK LINE OF CREDIT:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2003, the fund did not borrow under the line of credit.

NOTE 3--INVESTMENT ADVISORY FEE, SUB-INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(A) Pursuant to an Investment Advisory Agreement ("Agreement") with Dreyfus, the investment advisory fee is computed at the annual rate of .90 of 1% of the value of the fund' s average daily net assets and is payable monthly. Dreyfus has undertaken from November 1, 2002 through December 19, 2003, that, if the fund's aggregate expenses, exclusive of taxes, brokerage commissions, interest on borrowings, Rule 12b-1 distribution plan fees, shareholder services plan fees and extraordinary expenses, exceed an annual rate of 2% of the value of the fund's average daily net assets, the fund may deduct from the payment to be made to Dreyfus under the Agreement, or Dreyfus will bear, such excess expense. The expense reimbursement, pursuant to the undertaking, amounted to $169,742 during the period ended October 31, 2003.


Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Newton, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the fund's average daily net assets, computed at the following annual rates:

       AVERAGE NET ASSETS

       0 to $100 million . . . . . . . . . . . . . . . . .        .35 of 1%

       In excess of $100 million to $1 billion . . . . . .        .30 of 1%

       In excess of $1 billion to $1.5 billion . . . . . .        .26 of 1%

       In excess of $1.5 billion . . . . . . . . . . . . .        .20 of 1%

During the period ended October 31, 2003, the Distributor retained $504 and $2 from commissions earned on sales of the fund's Class A and Class T shares, respectively, and $1,213 from contingent deferred sales charges on redemptions of the fund's Class B shares.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the average daily net assets of Class T shares. During the period ended October 31, 2003, Class B, Class C and Class T shares were charged $6,452, $3,202 and $67, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A, Class B, Class C and Class T shares and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in

                                                                The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2003, Class A, Class B, Class C and Class T shares were charged $3,078, $2,151, $1,067 and $67, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2003, the fund was charged $2,598 pursuant to the transfer agency agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4--SECURITIES TRANSACTIONS:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended October 31, 2003, amounted to $4,954,726 and $5,826,260, respectively.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.

The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at October 31, 2003:


                                                     Foreign                                                        Unrealized
Forward Currency                                     Currency                                                       Appreciation
    Exchange Contracts                                Amounts               Cost ($)          Value ($)          (Depreciation) ($)
------------------------------------------------------------------------------------------------------------------------------------

PURCHASES:

British Pounds,
    expiring 11/4/2003                                  5,987                10,127              10,143                  16

Euro,
    expiring 11/3/2003                                  2,796                 3,283               3,236                (47)

Euro,
    expiring 11/4/2003                                  2,916                 3,393               3,374                (19)

Swiss Francs,
    expiring 11/3/2003                                  5,659                 4,293               4,218                (75)

SALES:                                                                 PROCEEDS ($)

British Pounds,
    expiring 11/3/2003                                  4,050                 6,911               6,863                  48

TOTAL                                                                                                                  (77)



At October 31, 2003, the cost of investments for federal income tax purposes was $2,837,698; accordingly, accumulated net unrealized appreciation on investments was $255,074, consisting of $579,863 gross unrealized appreciation and $324,789 gross unrealized depreciation.

NOTE 5--SUBSEQUENT EVENT:

At a meeting of the fund's Board of Directors held on October 21, 2003, Management of The Dreyfus Corporation approved a proposal to liquidate the fund' s assets and distribute the proceeds to fund shareholders of record on or about December 19, 2003.

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Premier European Equity Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier European Equity Fund (one of the funds comprising Dreyfus Premier International Funds, Inc.) as of October
31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2003 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier European Equity Fund at October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

                                                        [ERNST & YOUNG LLP
                                                        SIGNATURE LOGO]

New York, New York

December 15, 2003



BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (60)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

Gordon J. Davis (62)

Board Member (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Partner in the law firm of LeBoeuf, Lamb, Greene & MacRae LLP

* President, Lincoln Center for the Performing Arts, Inc. (2001)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Consolidated Edison, Inc., a utility company, Director

* Phoenix Companies Inc., a life insurance company, Director

* Board Member/Trustee for several not-for-profit groups

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 26

                              --------------

David P. Feldman (63)

Board Member (1991)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* BBH Mutual Funds Group (11 Funds), Director

* The Jeffrey Company, a private investment company, Director

* QMED, a medical device company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 53

                              --------------

Lynn Martin (63)

Board Member (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Advisor to the international accounting firm of Deloitte & Touche, LLP and Chairperson to its Council for the Advancement of Women

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* SBC Communications, Inc., Director

* Ryder Systems, Inc., a supply chain and transportation management company, Director

* The Proctor & Gamble Co., a consumer company, Director

* Constellation Energy Group, Director

* Member of the Council of Foreign Relations

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 11

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

Daniel Rose (74)

Board Member (1992)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman and Chief Executive Officer of Rose Associates, Inc., a New York based real estate development and management firm.

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Baltic-American Enterprise Fund, Director

* Harlem Educational Activities Fund, Inc., President

* Housing Committee of the Real Estate Board of New York, Inc., Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

Philip L. Toia (70)

Board Member (1997)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Retired

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 11

                              --------------

Sander Vanocur (75)

Board Member (1992)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President, Old Owl Communications

NO.OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

Anne Wexler (73)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Wexler Group, consultants specializing in government relations and public affairs

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Wilshire Mutual Funds (5 Funds), Director

* Methanex Corporation, a methanol producing company, Director

* Member of the Council of Foreign Relations

* Member of the National Park Foundation

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 29

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

EUGENE MCCARTHY, EMERITUS BOARD MEMBER


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of Dreyfus, and an officer of 95 investment companies (comprised of 189 portfolios) managed by Dreyfus. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 58 years old and has been an employee of Dreyfus since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of Dreyfus, and an officer of 95 investment companies (comprised of 189 portfolios) managed by Dreyfus. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 50 years old and has been an employee of Dreyfus since January 2000. Prior to joining Dreyfus, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of Dreyfus, and an officer of 96 investment companies (comprised of 205 portfolios) managed by Dreyfus. He is 57 years old and has been an employee of Dreyfus since June 1977

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 198 portfolios) managed by Dreyfus. He is 43 years old and has been an employee of Dreyfus since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of Dreyfus, and an officer of 96 investment companies (comprised of 205 portfolios) managed by Dreyfus. He is 54 years old and has been an employee of Dreyfus since July 1980

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of Dreyfus, and an officer of 96 investment companies (comprised of 205 portfolios) managed by Dreyfus. He is 45 years old and has been an employee of Dreyfus since April 1985.

RICHARD CASSARO, ASSISTANT TREASURER SINCE AUGUST 2003.

     Senior Accounting Manager - Equity Funds of Dreyfus, and an officer of 25 investment companies (comprised of 105 portfolios) managed by Dreyfus. He is 44 years old and has been an employee of Dreyfus since September 1982.

                                                             The Fund

OFFICERS OF THE FUND (Unaudited) (CONTINUED)

ROBERT SVAGNA, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Equity Funds of Dreyfus, and an officer of 25 investment companies (comprised of 105 portfolios) managed by Dreyfus. He is 36 years old and has been an employee of Dreyfus since November 1990.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE MARCH 2001.

     Mutual Funds Tax Director of Dreyfus, and an officer of 96 investment companies (comprised of 205 portfolios) managed by Dreyfus. He is 49 years old and has been an employee of Dreyfus since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE OCTOBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 200 portfolios) managed by Dreyfus. He is 33 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.


                  For More Information

                        Dreyfus Premier
                        European Equity Fund
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation

                        200 Park Avenue
                        New York, NY 10166

                        Sub-Investment Adviser

                        Newton Capital Management Limited
                        71 Queen Victoria Street
                        London, EC4V 4DR
                        England

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling the telephone number listed above, or by visiting the SEC's website at http://www.sec.gov

(c) 2003 Dreyfus Service Corporation                                  223AR1003


Comparison of change in value of $10,000 investment in Dreyfus Premier European Equity Fund Class A shares,
Class B shares, Class C shares and Class R shares and the Financial Times Eurotop 300 Index

EXHIBIT A:

              Dreyfus       Dreyfus       Dreyfus       Dreyfus
              Premier       Premier       Premier       Premier
             European      European      European      European    Financial
              Equity        Equity        Equity        Equity       Times
  PERIOD       Fund          Fund          Fund          Fund       Eurotop
             (Class A       (Class B      (Class C      (Class R      300
              shares)       shares)       shares)       shares)     Index *

 12/10/98      9,427        10,000        10,000        10,000      10,000
 10/31/99     10,596        11,168        11,168        11,264      10,831
 10/31/00     13,569        14,196        14,196        14,468      11,025
 10/31/01     10,387        10,781        10,781        11,097       8,548
 10/31/02      8,676         8,930         8,940         9,294       7,359
 10/31/03     10,387        10,441        10,649        11,178       9,142



* Source: Bloomberg L.P.



      Dreyfus Premier
      International
      Growth Fund

      ANNUAL REPORT October 31, 2003

      YOU, YOUR ADVISOR AND
      DREYFUS
      A MELLONA FINANCIAL COMPANY(SM)

The views expressed in this report are through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            17   Financial Highlights

                            22   Notes to Financial Statements

                            29   Report of Independent Auditors

                            30   Important Tax Information

                            31   Board Members Information

                            33   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                      International Growth Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier International Growth Fund covers the 12-month period from November 1, 2002, through October 31, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Paul Butler.

Recent estimates of greater than expected U.S. Gross Domestic Product annualized growth during the third quarter of 2003 suggest that the economy has started to turn the corner. Tax cuts and low mortgage rates have put cash in consumers' pockets, and corporations have begun to increase spending and investment. As U.S. growth has strengthened, so have the prospects for many international economies. As a result, stock markets throughout the world rallied over the reporting period, posting gains in virtually every geographical region and capitalization range.

We have seen strong quarters before, only to be disappointed when growth proved unsustainable. Based on recent data, we are cautiously optimistic about the current economic environment. As always, we urge you to speak regularly with your financial advisor, who may be in the best position to suggest investments that are right for your current needs, future goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,



/S/STEPHEN E. CANTER
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 17, 2003




DISCUSSION OF FUND PERFORMANCE

Paul Butler, Portfolio Manager

HOW DID DREYFUS PREMIER INTERNATIONAL GROWTH FUND PERFORM RELATIVE TO ITS BENCHMARK?

For the 12-month period ended October 31, 2003, the fund produced total returns of 24.53% for Class A shares, 23.07% for Class B shares, 23.45% for Class C shares, 23.21% for Class R shares and 22.77% for Class T shares.(1) This compares with a 28.17% total return produced by the fund's benchmark, the Morgan Stanley Capital International World ex U.S. Index, for the same period.(2) Additionally, the average total return of the Lipper International Funds category, the category in which the fund is reported, was 24.54% for the same period.(3)

International stock markets moved higher during the second half of the reporting period as geopolitical tensions eased and economic expectations improved. The fund benefited from its investments in the emerging markets and among individual companies whose earnings tend to be more economically sensitive. In addition, a generally weakening U.S. dollar boosted the fund' s performance for U.S. investors. Consequently, the fund' s underlying performance was good for the reporting period. Toward the end of the reporting period, the fund's relatively light exposure to Japanese stocks held back performance somewhat. The fund's returns were also negatively influenced by short-term cash flows in and out of the fund.

WHAT IS THE FUND'S INVESTMENT APPROACH?

The fund seeks capital growth. To pursue its goal, the fund primarily invests in growth stocks of foreign companies. Normally, the fund invests at least 80% of its assets in stocks, including common stocks, preferred stocks and convertible securities, including those purchased in initial public offerings.

In choosing stocks, the portfolio conducts a "bottom-up" approach, focusing on individual stock selection rather than on macroeconomic factors. There are no country allocation models or targets. The portfolio is particularly alert to companies whose revenue and earnings growth

                                                                The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

potential are considered by management to be faster than those of industry peers or the local market. Additionally, the fund focuses on three broad investment criteria. First, the stock should fit a broad investment theme that in our view is poised to benefit from long-term trends affecting change in the world's economy. Second, the issuer must show financial and commercial strength. Third, the stock must be reasonably priced.

The portfolio typically sells a stock when its growth forecast is reduced, its valuation target is reached, or the portfolio manager decides to reduce the weighting in its market.

WHAT OTHER FACTORS INFLUENCED THE FUND'S PERFORMANCE?

Global stock markets began the reporting period suffering the effects of persistently weak economic growth around the world and rising international tensions in the Middle East, Central Asia and the Korean Peninsula. As a result, stocks in many markets had fallen sharply, and investors had grown more risk-averse, preferring the relative safe havens of government bonds over riskier assets, such as stocks.

The investment environment improved dramatically in early April 2003, when the allied coalition entered Baghdad and a veil of uncertainty was lifted from the global economy. Investors began to grow more comfortable with credit-related risks as they looked forward to a more robust economic recovery in many parts of the world. Investor optimism was supported by the accommodative monetary policies of many central banks, including the U.S. Federal Reserve Board, and the stimulative fiscal policies of some major trading partners, most notably the United States and Germany, where tax cuts helped support consumer spending.

The improving economic outlook proved especially beneficial to stocks in the emerging markets of Asia, Latin America and Eastern Europe. Markets in those regions benefited from expectations of stronger exports to industrialized regions -- including Japan, the United States and the European Union -- as well as greater domestic consumption from an expanding middle-class population. Among the developed markets, Japan appeared poised to break out of its long recession as banking and economic reforms took effect.

In this environment, the fund received particularly strong contributions to performance from stocks in the emerging markets, including Sia

Cement in Thailand, PT Bank Central Asia in Indonesia, oil company Petroleo Brasileiro in Brazil and OTP Bank in Hungary. Good performers in the developed
markets   included   Dutch   staffing   services   company   Vedior   and  U.S.
telecommunications equipment provider Comverse Technology. The fund also participated in the above-trend gains provided by some "fallen angels" that had been hit hard in the previous bear market, including Sweden' s Telefonaktiebolaget LM Ericsson and Switzerland's Zurich Financial Services.

On the other hand, the fund' s underweighted position in Japanese stocks prevented it from participating fully in the market's rebound toward the end of the reporting period. Other laggards during the reporting period included large pharmaceutical companies such as Aventis and GlaxoSmithKline that were hurt by competition from generic drug makers, and traditionally defensive stocks such as Unilever that were overlooked by investors seeking higher growth rates.

WHAT IS THE FUND'S CURRENT STRATEGY?

As the global economy has gained strength, we gradually have shifted the fund's focus away from economically-sensitive stocks, locking in profits on investments that have gained value and redeploying those assets to stocks in more defensive areas that we consider undervalued, such as the consumer staples group and European pharmaceutical companies. We have also gradually increased the fund's exposure to Japan, while reducing its holdings in Russia and Hungary. In our judgment, these changes should position the fund for the next phase of the global economic cycle.

November 17, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICES AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD EX U.S. INDEX IS AN UNMANAGED INDEX OF GLOBAL STOCK MARKET PERFORMANCE, EXCLUDING THE U.S., CONSISTING SOLELY OF EQUITY SECURITIES.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier International Growth Fund Class A shares and Class B shares and the Morgan Stanley Capital International World ex U.S. Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES AND CLASS B SHARES OF DREYFUS PREMIER INTERNATIONAL GROWTH FUND ON 10/31/93 TO A $10,000 INVESTMENT MADE IN THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD EX U.S. INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS C, CLASS R AND CLASS T SHARES WILL VARY FROM THE PERFORMANCE OF BOTH CLASS A AND CLASS B SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE INDEX IS AN UNMANAGED INDEX OF GLOBAL STOCK MARKET PERFORMANCE, EXCLUDING THE U.S., CONSISTING SOLELY OF EQUITY SECURITIES AND INCLUDES NET DIVIDENDS REINVESTED. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 10/31/03

                                                  Inception                                               From
                                                    Date       1 Year     5 Years    10 Years        Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (5.75%)                                          17.44%     (5.19)%          0.25%

WITHOUT SALES CHARGE                                                       24.53%     (4.07)%          0.84%

CLASS B SHARES
WITH APPLICABLE REDEMPTIONCHARGE ((+))                                     19.07%     (5.19)%          0.39%
WITHOUT REDEMPTION                                                         23.07%     (4.94)%          0.39%

CLASS C SHARES
WITH APPLICABLE REDEMPTIONCHARGE ((+)(+))             9/5/95    22.45%    (4.92)%      --            (1.00)%
WITHOUT REDEMPTION                                    9/5/95    23.45%    (4.92)%      --            (1.00)%

CLASS R SHARES                                        9/5/95    23.21%    (3.82)%      --              0.06%

CLASS T SHARES
WITH APPLICABLE SALES CHARGE (4.5%)                   3/1/00    17.16%        --       --           (20.72)%
WITHOUT SALES CHARGE                                  3/1/00    22.77%        --       --           (19.71)%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE
SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A
SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
PERFORMANCE FOR CLASS B SHARES ASSUMES THE CONVERSION OF CLASS B SHARES TO CLASS
A SHARES AT THE END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

((+))     THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%.
          AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
          FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                                                                                     The Fund




STATEMENT OF INVESTMENTS

October 31, 2003

COMMON STOCKS--97.9%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AUSTRALIA--1.8%

Commonwealth Bank of Australia                                                                   18,009                  350,289

Rio Tinto                                                                                         9,202                  232,030

                                                                                                                         582,319

AUSTRIA--2.0%

Erste Bank der oesterreichischen Sparkassen                                                       5,723                  629,881

BRAZIL--3.6%

Aracruz Celulose, ADR                                                                             7,400                  207,940

Companhia Vale do Rio Doce, ADR                                                                   5,224                  211,050

Petroleo Brasileiro, ADR                                                                         34,000                  739,840

                                                                                                                       1,158,830

CANADA--1.3%

Oncolytics Biotech                                                                               75,000  (a)             327,546

Oncolytics Biotech (Purchase Warrants)                                                           54,143  (a)              72,251

                                                                                                                         399,797

FINLAND--1.4%

Nokia                                                                                            26,287  (a)             444,426

FRANCE--8.4%

Aventis                                                                                           3,742                  197,243

BNP Paribas                                                                                       6,139                  321,103

France Telecom                                                                                   19,475                  469,209

Lafarge                                                                                           5,496                  391,774

L'Oreal                                                                                           4,172                  307,050

Sanofi-Synthelabo                                                                                 5,167                  318,395

Societe Generale                                                                                  4,030                  297,999

Total                                                                                             2,454                  379,677

                                                                                                                       2,682,450

GERMANY--4.4%

AMB Generali                                                                                      4,786                  293,921

DaimlerChrysler                                                                                   9,928                  367,063

Deutsche Bank                                                                                     6,307                  413,823

SAP                                                                                               2,163                  312,502

                                                                                                                       1,387,309

GREECE--1.4%

EFG Eurobank Ergasias                                                                             2,600                   44,469

Public Power                                                                                     18,550                  397,122

                                                                                                                         441,591


COMMON STOCKS (CONTINUED)                                                                         Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HONG KONG--1.1%

Sun Hung Kai Properties                                                                           40,000                 336,102

HUNGARY--.7%

OTP Bank                                                                                          17,776                 216,467

INDONESIA--4.0%

PT Bank Central Asia                                                                           1,655,500                 686,828

PT Hanjaya Mandala Sampoerna                                                                   1,148,000                 587,748

                                                                                                                       1,274,576
IRELAND--1.0%

Irish Life & Permanent                                                                            23,351                 325,612

ITALY--3.9%

Assicurazioni Generali                                                                             8,200                 187,883

Eni                                                                                               26,986                 426,577

Telecom Italia                                                                                  215,594  (a)             372,232

UniCredito Italiano                                                                              54,750                  268,632

                                                                                                                       1,255,324

JAPAN--19.5%

BRIDGESTONE                                                                                      17,000                  222,485

CANON                                                                                             8,000                  386,804

Hitachi                                                                                          38,000                  223,103

JAPAN TELECOM HOLDINGS                                                                               88                  263,128

JFE Holdings                                                                                      8,300                  211,969

Japan Retail Fund Investment                                                                         61                  356,476

KIRIN BREWERY                                                                                    51,000                  407,425

Kao                                                                                              12,000                  246,478

Kuraray                                                                                          36,000                  270,908

LAWSON                                                                                            6,800                  259,566

Mitsubishi                                                                                       39,000                  404,426

Mitsubishi Heavy Industries                                                                      92,000                  252,513

NEC Electronics                                                                                   2,800                  215,287

NISSAN MOTOR                                                                                     33,700                  377,337

NTT DoCoMo                                                                                           82                  177,370

Nippon Building Fund                                                                                 63                  387,631

Nippon Yusen Kabushiki Kaisha                                                                    81,000                  344,524

OLYMPUS OPTICAL                                                                                   7,000                  153,322

Shin-Etsu Chemical                                                                                5,500                  204,444

Tokyo Electric Power                                                                              9,800                  208,861

                                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)


COMMON STOCKS (CONTINUED)                                                                         Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------------
JAPAN (CONTINUED)

Tostem Inax Holding                                                                               12,000                 213,651

Toyota Motor                                                                                      15,300                 435,236

                                                                                                                       6,222,944

LUXEMBOURG--.7%

Arcelor                                                                                           14,719                 208,993

MALAYSIA--.9%

Malayan Banking Berhad                                                                           101,000                 271,105

NETHERLANDS--3.8%

ASM Lithography Holding                                                                          18,530  (a)             320,143

ING Groep                                                                                        16,735  (a)             345,872

Royal Dutch Petroleum                                                                             5,960                  263,255

STMicroelectronics                                                                               11,028  (a)             292,241

                                                                                                                       1,221,511

RUSSIA--.5%

YUKOS, ADR                                                                                        3,170                  146,137

SINGAPORE--.9%

MobileOne                                                                                       263,000                  205,622

Singapore Post                                                                                  205,000                  78,959

                                                                                                                         284,581

SOUTH KOREA--3.7%

KT&G, GDR                                                                                        48,857  (b,c)           476,356

Samsung Electronics                                                                               1,250                  496,409

Shinsegae                                                                                         1,100                  220,744

                                                                                                                       1,193,509

SPAIN--2.6%

Abertis Infraestructuras                                                                         18,641                  250,237

Antena 3 Television                                                                                  88                    2,862

Iberdrola                                                                                        14,805                  245,849

Telefonica                                                                                       26,256                  325,103

                                                                                                                         824,051

SWEDEN--.9%

Skandinaviska Enskilda Banken                                                                    23,751                  284,407

COMMON STOCKS (CONTINUED)                                                                         Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SWITZERLAND--5.4%

Nestle                                                                                            2,585                  566,396

Novartis                                                                                         10,456                  396,639

Roche Holding                                                                                     4,441                  365,726

UBS                                                                                               6,503                  397,411

                                                                                                                       1,726,172

TAIWAN--1.3%

China Steel, GDR                                                                                 15,300                  245,565

Nanya Technology, GDR                                                                            28,100  (a)             179,840

                                                                                                                         425,405

THAILAND--3.7%

Advanced Info service                                                                           214,100                  332,645

Kasikornbank                                                                                    257,000  (a)             286,593

Siam Cement                                                                                     101,100                  572,575

                                                                                                                       1,191,813

UNITED KINGDOM--17.9%

AstraZeneca                                                                                      10,888                  510,628

Barclays                                                                                         51,805                  436,233

GUS                                                                                              26,385                  321,870

GlaxoSmithKline                                                                                  33,829                  723,334

HSBC Holdings                                                                                    54,488                  817,023

Prudential                                                                                       44,270                  342,968

Reckitt Benckiser                                                                                10,464                  219,842

Royal Bank of Scotland Group                                                                      8,388                  224,404

Severn Trent                                                                                     19,400                  232,715

Shell Transport & Trading                                                                       127,709                  796,269

Unilever                                                                                         41,916                  356,867

Vodafone Group                                                                                  344,722                  722,777

                                                                                                                       5,704,930

UNITED STATES--1.1%

Comverse Technology                                                                              19,784  (a)             356,903

TOTAL COMMON STOCKS

   (cost $24,789,145)                                                                                                 31,197,145

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

PREFERRED STOCKS--1.9%                                                                            Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AUSTRALIA--.9%

News Corporation                                                                                 37,216                  272,968

GERMANY--1.0%

Henkel                                                                                            4,475                  326,295

TOTAL PREFERRED STOCKS

   (cost $526,303)                                                                                                       599,263
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT OF CASH COLLATERAL
   FOR SECURITIES LOANED--.8%
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANY;

Dreyfus Institutional Preferred Money Market Fund

   (cost $257,500)                                                                              257,500                  257,500
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $25,572,948)                                                             100.6%               32,053,908

LIABILITIES, LESS CASH AND RECEIVABLES                                                             (.6%)                (186,964)

NET ASSETS                                                                                       100.0%               31,866,444

(A)  NON-INCOME PRODUCING.

(B)  SECURITY EXEMPT FROM REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT OF
     1933. THIS SECURITY MAY BE SOLD IN TRANSACTIONS  EXEMPT FROM  REGISTRATION,
     NORMALLY TO  QUALIFIED  INSTITUTIONAL  BUYERS.  AT OCTOBER 31,  2003,  THIS
     SECURITY AMOUNTED TO $476,356 OR 1.5% OF NET ASSETS.

(C)  A PORTION OF THIS  SECURITY  IS ON LOAN.  AT OCTOBER  31,  2003,  THE TOTAL
     MARKET  VALUE OF THE  FUND'S  SECURITY  ON LOAN IS  $243,750  AND THE TOTAL
     MARKET VALUE OF THE COLLATERAL HELD BY THE FUND IS $257,500.



SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

October 31, 2003

                                                              Cost       Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement
   of Investments (including securities
   loaned valued at $243,750)--Note 1(c)                 25,572,948  32,053,908

Cash                                                                    168,683

Cash denominated in foreign currencies                       27,230      27,254

Dividends receivable                                                    100,848

Net unrealized appreciation on forward

  currency exchange contracts--Note 4                                    97,088

Receivable for shares of Common Stock subscribed                         32,400

Receivable for investment securities sold                                 3,999

Prepaid expenses                                                         21,183

                                                                     32,505,363
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            38,664

Liability for securities loaned--Note 1(c)                              257,500

Payable for investment securities purchased                             204,234

Payable for shares of Common Stock redeemed                              55,081

Accrued expenses                                                         83,440

                                                                        638,919
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       31,866,444
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      55,147,918

Accumulated undistributed investment income--net                        577,227

Accumulated net realized gain (loss) on investments                 (30,438,783)

Accumulated net unrealized appreciation (depreciation)

  on investments and foreign currency transactions                    6,580,082
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       31,866,444

NET ASSET VALUE PER SHARE

                                                 Class A        Class B     Class C        Class R         Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                 29,246,224     1,936,148     662,649          20,219          1,204

Shares Outstanding                              4,016,929       286,718     102,372           2,734            168
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                                    7.28           6.75        6.47            7.40           7.17

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                          The Fund





STATEMENT OF OPERATIONS

Year Ended October 31, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $90,119 foreign taxes withheld at source)       745,309

Interest                                                                 1,065

Income on securities lending                                               649

TOTAL INCOME                                                           747,023

EXPENSES:

Investment advisory fee--Note 3(a)                                     226,738

Shareholder servicing costs--Note 3(c)                                 176,176

Custodian fees                                                          74,573

Professional fees                                                       48,007

Registration fees                                                       47,508

Prospectus and shareholders' reports                                    29,380

Distribution fees--Note 3(b)                                            18,720

Directors' fees and expenses--Note 3(d)                                  3,211

Miscellaneous                                                           11,091

TOTAL EXPENSES                                                         635,404

INVESTMENT INCOME--NET                                                 111,619
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments

  and foreign currency transactions                                  (805,721)

Net realized gain (loss) on forward currency exchange contracts        670,058

NET REALIZED GAIN (LOSS)                                             (135,663)

Net unrealized appreciation (depreciation) on investments

  and foreign currency transactions                                  7,696,537

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               7,560,874

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 7,672,493

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                             -----------------------------------

                                                     2003          2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income (loss)--net                     111,619       (58,048)

Net realized gain (loss) on investments          (135,663)   (3,617,449)

Net unrealized appreciation
   (depreciation) on investments                7,696,537       437,254

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    7,672,493    (3,238,243)
-----------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                   (555,832)          --

Class B shares                                    (19,614)          --

Class C shares                                     (6,262)          --

Class R shares                                       (461)          --

TOTAL DIVIDENDS                                  (582,169)          --
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                121,582,564   545,630,824

Class B shares                                  2,797,650    14,053,800

Class C shares                                  2,597,373    21,920,063

Class R shares                                  1,047,867     9,762,271

Class T shares                                        975           --

Dividends reinvested:

Class A shares                                    536,323           --

Class B shares                                     17,433           --

Class C shares                                      4,905           --

Class R shares                                        412           --

Cost of shares redeemed:

Class A shares                               (125,751,909  (552,942,957)

Class B shares                                 (3,219,733)  (15,226,328)

Class C shares                                 (2,654,915)  (22,124,552)

Class R shares                                 (1,077,452)  (10,494,606)

Class T shares                                     (1,449)       (5,404)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             (4,119,956)   (9,426,889)

TOTAL INCREASE (DECREASE) IN NET ASSETS         2,970,368   (12,665,132)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            28,896,076    41,561,208

END OF PERIOD                                  31,866,444    28,896,076

Undistributed investment income--net              577,227       311,509

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                     Year Ended October 31,
                                             -----------------------------------

                                                     2003               2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                    20,830,721          74,183,457

Shares issued for dividends reinvested             90,141                 --

Shares redeemed                               (21,317,492)        (74,698,283)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (396,630)           (514,826)
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       512,120           2,155,931

Shares issued for dividends reinvested              3,130                 --

Shares redeemed                                  (583,520)         (2,307,803)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (68,270)           (151,872)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       519,911           3,268,777

Shares issued for dividends reinvested                920                 --

Shares redeemed                                  (524,858)         (3,275,403)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      (4,027)             (6,626)
--------------------------------------------------------------------------------

CLASS R

Shares sold                                       180,253           1,372,162

Shares issued for dividends reinvested                 66                 --

Shares redeemed                                  (182,934)          (1,465,266)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      (2,615)             (93,104)
--------------------------------------------------------------------------------

CLASS T

Shares sold                                           168                  --

Shares redeemed                                      (250)               (743)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING         (82)               (743)

(A) DURING THE PERIOD ENDED OCTOBER 31, 2003, 43,325 CLASS B SHARES REPRESENTING $237,845 WERE AUTOMATICALLY CONVERTED TO 40,439 CLASS A SHARES AND DURING THE PERIOD ENDED OCTOBER 31, 2002, 63,504 CLASS B SHARES REPRESENTING $447,524 WERE AUTOMATICALLY CONVERTED TO 59,296 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                   Year Ended October 31,
                                                                         -----------------------------------------------------------

CLASS A SHARES                                                   2003      2002        2001           2000         1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             5.97      7.42       17.21          16.07        13.33

Investment Operations:

Investment income (loss)--net(a)                                  .03      (.00)(b)    (.04)          (.03)        (.00)(b)

Net realized and unrealized
   gain (loss) on investments                                    1.41     (1.45)      (4.91)          1.79         2.76

Total from Investment Operations                                 1.44     (1.45)      (4.95)          1.76         2.76

Distributions:

Dividends from investment income--net                            (.13)       --          --            --          (.02)

Dividends from net realized
   gain on investments                                             --        --       (4.84)         (.62)           --

Total Distributions                                              (.13)       --       (4.84)         (.62)         (.02)

Net asset value, end of period                                   7.28      5.97        7.42         17.21         16.07
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                             24.53    (19.54)     (39.33)        10.70         20.74
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          2.02      1.83        1.51          1.37          1.42

Ratio of net investment income
   (loss) to average net assets                                   .45      (.05)       (.37)         (.15)         (.01)

Portfolio Turnover Rate                                        122.55    146.03      223.72        221.46        221.94
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          29,246     26,334     36,546        74,590        58,908

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                     The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                   Year Ended October 31,
                                                                         -----------------------------------------------------------

CLASS B SHARES                                                   2003      2002        2001           2000         1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):


Net asset value, beginning of period                             5.54      6.94       16.54          15.59        13.00

Investment Operations:

Investment (loss)--net(a)                                        (.03)     (.07)       (.13)          (.20)        (.06)

Net realized and unrealized
   gain (loss) on investments                                    1.30     (1.33)      (4.63)          1.77         2.65

Total from Investment Operations                                 1.27     (1.40)      (4.76)          1.57         2.59

Distributions:

Dividends from investment income--net                            (.06)       --          --             --           --

Dividends from net realized
   gain on investments                                             --        --       (4.84)          (.62)          --

Total Distributions                                              (.06)       --       (4.84)          (.62)          --

Net asset value, end of period                                   6.75      5.54        6.94          16.54         15.59
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                             23.07    (20.17)     (39.90)          9.72         19.83
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          3.04      2.80        2.42           2.18          2.18

Ratio of net investment (loss)

   to average net assets                                         (.60)    (1.11)      (1.30)        (1.13)         (.41)

Portfolio Turnover Rate                                        122.55    146.03      223.72        221.46        221.94
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                           1,936     1,965       3,520        10,047        24,853

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                    Year Ended October 31,
                                                                 -------------------------------------------------------------------

CLASS C SHARES                                                   2003      2002        2001           2000         1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             5.30      6.67       16.02          15.16         12.66

Investment Operations:

Investment (loss)--net(a)                                        (.02)     (.05)       (.11)          (.17)         (.14)

Net realized and unrealized
   gain (loss) on investments                                    1.25     (1.32)      (4.40)          1.65          2.64

Total from Investment Operations                                 1.23     (1.37)      (4.51)          1.48          2.50

Distributions:

Dividends from investment income--net                            (.06)      --           --             --           --

Dividends from net realized
   gain on investments                                             --       --        (4.84)          (.62)          --

Total Distributions                                              (.06)      --        (4.84)          (.62)          --

Net asset value, end of period                                   6.47     5.30         6.67          16.02         15.16
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                             23.45   (20.54)      (39.56)          9.45         19.75
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          2.89     2.71         2.33           2.14          2.22

Ratio of net investment (loss)

   to average net assets                                         (.41)    (.93)       (1.17)         (.89)          (.97)

Portfolio Turnover Rate                                        122.55   146.03       223.72        221.46         221.94
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                             663     563           754          2,987           966

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                              The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                          Year Ended October 31,
                                                                 -------------------------------------------------------------------

CLASS R SHARES                                                   2003           2002           2001           2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             6.08           7.45          17.22          16.05         13.32

Investment Operations:

Investment income (loss)--net(a)                                  .11            .02           (.01)          (.02)          .02

Net realized and unrealized
   gain (loss) on investments                                    1.30          (1.39)         (4.92)          1.81          2.77

Total from Investment Operations                                 1.41          (1.37)         (4.93)          1.79          2.79

Distributions:

Dividends from investment income--net                            (.09)             --             --            --          (.06)

Dividends from net realized
   gain on investments                                             --              --         (4.84)          (.62)          --

Total Distributions                                              (.09)             --         (4.84)          (.62)         (.06)

Net asset value, end of period                                   7.40           6.08           7.45          17.22         16.05
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                23.21         (18.26)        (39.10)         10.84         21.04
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          2.21           1.47           1.19           1.20          1.24

Ratio of net investment income
   (loss) to average net assets                                  1.24            .29           (.09)          (.13)          .15

Portfolio Turnover Rate                                        122.55         146.03         223.72         221.46        221.94
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                              20             32            734          1,502            92

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                         Year Ended October 31,
                                                                     ---------------------------------------------------------------

CLASS T SHARES                                                       2003             2002            2001          2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                 5.84             7.33           17.13            22.65

Investment Operations:

Investment (loss)--net(b)                                            (.06)            (.09)           (.08)            (.06)

Net realized and unrealized
   gain (loss) on investments                                        1.39            (1.40)          (4.88)           (5.46)

Total from Investment Operations                                     1.33            (1.49)          (4.96)           (5.52)

Distributions:

Dividends from net realized gain on investments                        --              --            (4.84)             --

Net asset value, end of period                                       7.17             5.84            7.33            17.13
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                 22.77           (20.33)         (39.62)          (24.37)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                              3.47             2.72            1.93             1.16(d)

Ratio of net investment (loss)

   to average net assets                                            (1.05)           (1.14)           (.81)            (.36)(d)

Portfolio Turnover Rate                                            122.55           146.03          223.72           221.46
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                   1               1               7               16

(A) FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Dreyfus   Premier   International   Growth  Fund  (the  "fund") is  a  separate
non-diversified series of Dreyfus Premier International Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering four series including the fund. The fund's investment objective is to maximize capital growth. The Dreyfus Corporation ("Dreyfus") serves as the fund's investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Newton Capital Management Limited ("Newton") serves as the fund' s sub-investment adviser. Newton is also a wholly-owned subsidiary of Mellon and an affiliate of Dreyfus.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund's shares. The fund is authorized to issue 300 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.


The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Effective April 14, 2003, the fund began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities

                                                                The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

The fund may lend securities to qualified institutions. At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by Dreyfus as shown in the fund's Statement of Investments. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.


(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At October 31, 2003, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $877,178, accumulated capital losses $29,755,195 and unrealized appreciation $5,596,543.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to October 31, 2003. If not applied, $25,202,966 of the carryover expires in fiscal 2009, $3,503,697 expires in fiscal 2010 and $1,048,532 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2003 and October 31, 2002, respectively, were as follows: ordinary income $582,169 and $0.

During the period ended October 31, 2003, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $736,268, decreased net realized gain (loss) on investments by $735,440 and decreased paid-in capital by $828. Net assets were not affected by this reclassification.

NOTE 2--BANK LINES OF CREDIT:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2003, the fund did not borrow under either line of credit.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3-Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Newton, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the fund's average daily net assets, computed at the following annual rates:

       Average Net Assets

       0 to $100 million . . . . . . . . . . . . . . . . .        .35 of 1%

       $100 million to $1 billion. . . . . . . . . . . . .        .30 of 1%

       $1 billion to $1.5 billion. . . . . . . . . . . . .        .26 of 1%

       In excess of $1.5 billion . . . . . . . . . . . . .        .20 of 1%

During the period ended October 31, 2003, the Distributor retained $52,552 and $10 from commissions earned on sales of the fund's Class A and Class T shares, respectively and $9,076 and $1,007 from contingent deferred sales charges on redemptions of the fund's Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended October 31, 2003, Class B, Class C and Class T shares were charged $13,969, $4,748 and $3, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regard ing Class A, Class B, Class C and Class T shares and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2003, Class A, Class B, Class C and Class T shares were charged $69,251, $4,656, $1,583 and $3, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2003, the fund was charged $47,289 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4--SECURITIES TRANSACTIONS:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, financial futures and forward currency exchange contracts, during the period ended October 31, 2003, amounted to $36,239,697 and $41,043,038, respectively.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to pur-

                                                                The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

chases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at October 31, 2003:



                                                      Foreign
Forward Currency                                     Currency                                                           Unrealized
  Exchange Contracts                                  Amounts              Cost ($)             Value ($)          Appreciation ($)
------------------------------------------------------------------------------------------------------------------------------------

PURCHASES:

British Pounds,
    expiring 11/14/2003                              1,288,427            2,094,000             2,181,372                   87,372

Euro,
    expiring 11/14/2003                                736,061              841,833               851,549                    9,716

TOTAL                                                                                                                       97,088


At October 31, 2003, the cost of investments for federal income tax purposes was $26,459,399; accordingly, accumulated net unrealized appreciation on investments was $5,594,509, consisting of $6,723,899 gross unrealized appreciation and $1,129,390 gross unrealized depreciation.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Premier International Growth Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier International Growth Fund (one of the funds comprising Dreyfus Premier International Funds, Inc.) as of October 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2003 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier International Growth Fund at October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


                                                        [ERNST & YOUNG LLP
                                                        SIGNATURE LOGO]


New York, New York

December 15, 2003

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund's foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby makes the following designations regarding its fiscal year ended October 31, 2003:

  -- the total amount of taxes paid to foreign countries was $90,119.

  -- the total amount of income sourced from foreign countries was $504,355.

As required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2003 calendar year with Form 1099-DIV which will be mailed by January 31, 2004.


BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (60)

CHAIRMAN OF THE BOARD (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

GORDON J. DAVIS (62)

BOARD MEMBER (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Partner in the law firm of LeBoeuf, Lamb, Greene & MacRae LLP

* President, Lincoln Center for the Performing Arts, Inc. (2001)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Consolidated Edison, Inc., a utility company, Director

* Phoenix Companies Inc., a life insurance company, Director

* Board Member/Trustee for several not-for-profit groups

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 26

                              --------------

DAVID P. FELDMAN (63)

BOARD MEMBER (1991)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* BBH Mutual Funds Group (11 Funds), Director

* The Jeffrey Company, a private investment company, Director

* QMED, a medical device company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 53

                              --------------

LYNN MARTIN (63)

BOARD MEMBER (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Advisor to the international accounting firm of Deloitte & Touche, LLP and Chairperson to its Council for the Advancement of Women

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* SBC Communications, Inc., Director

* Ryder Systems, Inc., a supply chain and transportation management company, Director

* The Proctor & Gamble Co., a consumer company, Director

* Constellation Energy Group, Director

* Member of the Council of Foreign Relations

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 11

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

DANIEL ROSE (74)

BOARD MEMBER (1992)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman and Chief Executive Officer of Rose Associates, Inc., a New York based real estate development and management firm.

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Baltic-American Enterprise Fund, Director

* Harlem Educational Activities Fund, Inc., President

* Housing Committee of the Real Estate Board of New York, Inc., Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

PHILIP L. TOIA (70)

BOARD MEMBER (1997)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Retired

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 11

                              --------------

SANDER VANOCUR (75)

BOARD MEMBER (1992)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President, Old Owl Communications

NO.OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

ANNE WEXLER (73)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Wexler Group, consultants specializing in government relations and public affairs

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Wilshire Mutual Funds (5 Funds), Director

* Methanex Corporation, a methanol producing company, Director

* Member of the Council of Foreign Relations

* Member of the National Park Foundation

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 29

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

EUGENE MCCARTHY, EMERITUS BOARD MEMBER


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of Dreyfus, and an officer of 95 investment companies (comprised of 189 portfolios) managed by Dreyfus. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 58 years old and has been an employee of Dreyfus since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of Dreyfus, and an officer of 95 investment companies (comprised of 189 portfolios) managed by Dreyfus. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 50 years old and has been an employee of Dreyfus since January 2000. Prior to joining Dreyfus, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of Dreyfus, and an officer of 96 investment companies (comprised of 205 portfolios) managed by Dreyfus. He is 57 years old and has been an employee of Dreyfus since June 1977

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 198 portfolios) managed by Dreyfus. He is 43 years old and has been an employee of Dreyfus since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of Dreyfus, and an officer of 96 investment companies (comprised of 205 portfolios) managed by Dreyfus. He is 54 years old and has been an employee of Dreyfus since July 1980

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of Dreyfus, and an officer of 96 investment companies (comprised of 205 portfolios) managed by Dreyfus. He is 45 years old and has been an employee of Dreyfus since April 1985.

RICHARD CASSARO, ASSISTANT TREASURER SINCE AUGUST 2003.

     Senior Accounting Manager - Equity Funds of Dreyfus, and an officer of 25 investment companies (comprised of 105 portfolios) managed by Dreyfus. He is 44 years old and has been an employee of Dreyfus since September 1982.

                                                             The Fund

OFFICERS OF THE FUND (Unaudited) (CONTINUED)

ROBERT SVAGNA, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Equity Funds of Dreyfus, and an officer of 25 investment companies (comprised of 105 portfolios) managed by Dreyfus. He is 36 years old and has been an employee of Dreyfus since November 1990.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE MARCH 2001.

     Mutual Funds Tax Director of Dreyfus, and an officer of 96 investment companies (comprised of 205 portfolios) managed by Dreyfus. He is 49 years old and has been an employee of Dreyfus since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE OCTOBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 200 portfolios) managed by Dreyfus. He is 33 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.


NOTES

                  For More Information

                        Dreyfus Premier
                        International Growth Fund
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Sub-Investment Adviser

                        Newton Capital Management Limited
                        71 Queen Victoria Street
                        London, EC4V 4DR
                        England

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:


BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss
Boulevard Uniondale, NY 11556-0144

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling the telephone number listed above, or by visiting the SEC's website at http://www.sec.gov

(c) 2003 Dreyfus Service Corporation                                  092AR1003



Comparison of change in value of $10,000 investment in Dreyfus Premier International Growth Fund
Class A shares and Class B shares
and the Morgan Stanley Capital International World ex U.S. Index

EXHIBIT A:

                Dreyfus          Dreyfus           Morgan
                 Premier          Premier         Stanley
              International    International      Capital
              Growth Fund      Growth Fund     International
   PERIOD       (Class A         (Class B      World ex U.S.
                 shares)          shares)         Index *

  10/31/93       9,425            10,000          10,000
  10/31/94       9,955            10,481          10,989
  10/31/95       10,425           10,896          10,976
  10/31/96       11,489           11,916          12,205
  10/31/97       13,213           13,602          12,840
  10/31/98       12,618           12,893          13,953
  10/31/99       15,235           15,449          17,231
  10/31/00       16,865           17,102          16,982
  10/31/01       10,232           10,376          12,677
  10/31/02       8,233            8,348           11,031
  10/31/03       10,252           10,396          14,137

* Source: Lipper Inc.



ITEM 2.      CODE OF ETHICS.

     The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

ITEM 3.      AUDIT COMMITTEE FINANCIAL EXPERT.

     The Registrant's Board has determined that David Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). David Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

            Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

            Not applicable.

ITEM 6.      [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

            Not applicable.

ITEM 8.      [RESERVED]

ITEM 9.      CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal controls over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 10.  EXHIBITS.

          (a)(1) Code of ethics referred to in Item 2.

          (a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

          (b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.


                                   SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Premier International Funds, Inc.

By:   /S/STEPHEN E. CANTER
      Stephen E. Canter
      President

Date:  December 29, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /S/STEPHEN E. CANTER
      Stephen E. Canter
      Chief Executive Officer

Date:  December 29, 2003

By:   /S/JAMES WINDELS
      James Windels
      Chief Financial Officer

Date:  December 29, 2003




                                  EXHIBIT INDEX

     (a)(1) Code of ethics referred to in Item 2.

     (a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

     (b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)